                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-750

Exact name of registrant as specified in charter: Delaware Group Equity Funds II

Address of principal executive offices:

2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:

David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant's telephone number, including area code:  (800) 523-1918

Date of fiscal year end: November 30

Date of reporting period: November 30, 2005

Item 1.


Delaware Investments(R)
-----------------------------------
A member of Lincoln Financial Group








VALUE-EQUITY







ANNUAL REPORT  NOVEMBER 30, 2005
--------------------------------------------------------------------------------
               DELAWARE LARGE CAP VALUE FUND

















[LOGO] POWERED BY RESEARCH(R)

TABLE
     OF CONTENTS

--------------------------------------------------------------
PORTFOLIO MANAGEMENT REVIEW                                  1
--------------------------------------------------------------
PERFORMANCE SUMMARY                                          4
--------------------------------------------------------------
DISCLOSURE OF FUND EXPENSES                                  6
--------------------------------------------------------------
SECTOR ALLOCATION                                            7
--------------------------------------------------------------
FINANCIAL STATEMENTS:

    Statement of Net Assets                                  8

    Statement of Operations                                 10

    Statements of Changes in Net Assets                     11

    Financial Highlights                                    12

    Notes to Financial Statements                           17
--------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM                                   21
--------------------------------------------------------------
BOARD OF TRUSTEES/DIRECTORS AND OFFICERS                    22
--------------------------------------------------------------
ABOUT THE ORGANIZATION                                      24
--------------------------------------------------------------



    Funds are not FDIC insured and are not guaranteed.It is possible to lose the principal amount invested.

    Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) 2006 Delaware Distributors, L.P.

PORTFOLIO                                          DELAWARE LARGE CAP VALUE FUND
     MANAGEMENT REVIEW                             December 13, 2005

FUND MANAGERS
Ty Nutt, Jr.
Senior Portfolio Manager

Anthony A. Lombardi
Senior Portfolio Manager

Robert A. Vogel, Jr.
Senior Portfolio Manager

Jordan L. Irving
Senior Portfolio Manager

Q: CAN YOU DISCUSS THE FUND'S PERFORMANCE AND THE INVESTMENT ENVIRONMENT DURING THE PERIOD?
A: Class A shares of Delaware Large Cap Value Fund returned 6.62% at net asset value and 0.49% at the maximum offer price (both figures represent all distributions reinvested) for the 12-month period ended November 30, 2005. For complete, annualized performance for Delaware Large Cap Value Fund, please see the table on page 4. The Fund underperformed its benchmark, the S&P 500 Index, which returned 8.44% for the same period.

Economic expansion in the U.S. this year was slowed at times by a number of headwinds, including a run-up in energy and commodity prices, geopolitical concerns, and a steady increase in short-term interest rates. While hurricane damage to Gulf Coast oil refineries fueled concerns about inflation, the long-term effects appear to be minimal. The economy's sustainability can be attributed to relatively solid corporate earnings, strong employment figures and a still-attractive housing market. U.S. equity markets posted positive returns, with value stocks outpacing growth stocks and mid-cap stocks leading large caps.

Q: CAN YOU ELABORATE ON EVENTS OR STRATEGIES THAT AFFECTED FUND PERFORMANCE DURING THE YEAR?
A: In March 2005, our new management team took over day-to-day operations of Delaware Large Cap Value Fund, replacing long-time manager John Fields, who steered the Fund capably for many years.

We are long-term, buy-and-hold investors, but it is important to note that the transition this year resulted in a higher-than-average annual turnover rate for the Fund, as the portfolio's equity allocation was adjusted shortly after the management change. We do expect the Fund's turnover level to be lower going forward.

We are committed to a research-driven, team-based investment approach in which stocks are selected by consensus. Our style is to hold relatively equal-weighted portfolios, with our allocation to each of 10 sectors falling generally within 50% of the current S&P 500 Index weightings. We emphasize large-cap companies with attractive valuations, favorable earnings prospects, and strong cash flows.

We are bottom-up investors first and foremost. The fundamental research we conduct includes developing valuation cases, analyzing past financial statements, and contacting companies directly. We then use this information to develop price targets.

Delaware Large Cap Value Fund's underperformance versus the S&P 500 Index during the fiscal year can be partially attributable to sector positioning, both before and after the management change. Sectors in the Fund that underperformed the benchmark for the year included consumer staples and health care. Conversely, the Fund's strongest performing sectors were financials, industrials, and technology.

The Fund is positioned such that it has overweight allocations to health care, consumer staples, and telecommunications--areas that we believe offer somewhat more predictable earnings and are less economically cyclical should the market undergo a slowdown.

Q: CAN YOU DISCUSS SOME HOLDINGS THAT INFLUENCED PERFORMANCE IN THE FUND?
A: In financial services, AON, the world's second largest insurance broker, delivered strong performance this year. Careful analysis led us to believe that the stock was undervalued following an investigation by New York Attorney General Eliot Spitzer. Under the direction of a new CEO and a long-term restructuring plan, the company exhibited renewed strength and is poised to benefit from rising volumes and improved pricing in the wake of Hurricanes Katrina and Rita.

A noteworthy contributor in the strong-performing industrial sector was Boeing, a company that has undergone a series of restructuring steps and put in place a new CEO, resulting in improved efficiency and productivity. Revenues from Boeing's commercial aircraft division were boosted by orders for its new 787 Dreamliner and increased demand for air travel throughout Asia.

Hewlett Packard was also the beneficiary of a successful corporate restructuring that included management changes. The company has benefited in particular from its imaging business. Overall, we remain confident about HP's long-term prospects. The company offers investors a fairly diversified line of businesses, and we believe that its improved efficiency and earnings were reflected in attractive valuations at the close of the period.

Q: WHICH SECURITIES FAILED TO MEET PERFORMANCE EXPECTATIONS?
A: In the staples sector, the Fund experienced disappointing performance from ConAgra, one of the country's largest food service suppliers and producers, known for brand names such as Banquet, Chef Boyardee, and Healthy Choice. ConAgra detracted from performance this year as concerns about weak earnings and the sustainability of its dividend led to the stock's weakening. Despite its earnings shortfalls, we remain long-term investors based on our conviction that ConAgra offers solid underlying fundamentals. Under the leadership of a new CEO, the company appears better positioned to turn itself around. Through its pursuit of private label relationships and focused marketing of leading brands, we are confident that ConAgra will successfully transition from a commodity-based operation to a branded products franchise.

Large pharmaceutical companies, in general, continued to struggle. Our position in Abbott Laboratories is one that proved disappointing on the year. Growing concern about the number of drugs coming off patent and the impact of generic competition was compounded by an unfavorable outlook for new-product development at Abbott Labs. In addition, potential legal liabilities related to the recall of Meridia, an anti-obesity drug, put negative pressure on the stock's valuation. As with ConAgra, we believe that the company offers positive long-term prospects. We believe it is poised to benefit from its strong brand, a healthy balance sheet, improving cash flows, and attractive dividend generation over the next three to five years.

                                       2
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                                       3

PERFORMANCE SUMMARY
     DELAWARE LARGE CAP VALUE FUND


The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/ performance. You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Delaware Large Cap Value Fund prospectus contains this and other important information about the Fund. Please request a prospectus by calling 800 523-1918. Read it carefully before you invest or send money.


FUND PERFORMANCE
Average Annual Total Returns
Through November 30, 2005
                              Lifetime  10 Years  Five Years  One Year
--------------------------------------------------------------------------------
Class A (Est. 3/18/57)
Excluding Sales Charge        +11.11%    +7.63%     +3.66%     +6.62%
Including Sales Charge        +10.97%    +7.00%     +2.44%     +0.49%
--------------------------------------------------------------------------------
Class B (Est. 9/6/94)
Excluding Sales Charge         +8.23%    +6.95%     +2.89%     +5.87%
Including Sales Charge         +8.23%    +6.95%     +2.48%     +1.87%
--------------------------------------------------------------------------------
Class C (Est. 11/29/95)
Excluding Sales Charge         +6.80%    +6.81%     +2.90%     +5.89%
Including Sales Charge         +6.80%    +6.81%     +2.90%     +4.89%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed.

The Fund offers Class A, B, C, R, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1.00%. Lifetime and 10-year performance figures for Class Bshares reflect conversion to Class A shares after eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00%.

The average annual total return for the lifetime and one-year periods ended November 30, 2005 for Delaware Large Cap Value Fund's Class R shares were +10.43% and +6.30%, respectively. Class R shares were first made available on June 2, 2003 and are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.60%. Effective August 1, 2005, the Distributor has contracted to limit the amount to 0.50% through March 31, 2007.

The average annual total returns for the lifetime (since 3/18/57), 10-year, five-year, and one-year periods ended November 30, 2005 for Delaware Large Cap Value Fund's Institutional Class shares were +11.17%, +7.88%, +3.93%, and +6.88%, respectively. Institutional Class shares were first made available on January 13, 1994 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Institutional Class performance prior to January 13, 1994 is based on Class A performance and was adjusted to eliminate the sales charges, but not the asset-based distribution charge of Class A shares.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

SEC 30-day yields for A, B, C, R, and Institutional Class shares were +1.33%, +0.71%, +0.69%, +1.19%, and +1.68%, respectively, as of November 30, 2005.

Nasdaq Institutional Class symbol:  DEDIX
Nasdaq Class R symbol:              DECRX

FUND BASICS
As of November 30, 2005

--------------------------------------------------------------------------------
FUND OBJECTIVE:
The Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
TOTAL FUND NET ASSETS:
$1.4 billion

--------------------------------------------------------------------------------
NUMBER OF HOLDINGS:
33

--------------------------------------------------------------------------------
FUND START DATE:
March 18, 1957

--------------------------------------------------------------------------------
YOUR FUND MANAGERS:

Ty Nutt joined Delaware Investments in 2004. Mr. Nutt began his investment career in 1983 at Dean Witter Reynolds where he advanced to Vice President, Investments. In 1988, he joined investment advisor Van Deventer & Hoch (V&H), where he managed large cap value portfolios for both institutions and private clients. As a Senior Vice President at V&H, he was a member of the firm's Management Committee and directed new business development in addition to his portfolio management duties. Mr. Nutt moved to Merrill Lynch Investment Managers in 1994 and later served as leader of the U.S. Active Large Cap Value Team, managing mutual funds and separate accounts for institutions and private clients. He is a member of the New York Society of Security Analysts and the CFA Institute. Mr. Nutt graduated from Dartmouth College with a BA.

Anthony A. Lombardi joined Delaware Investments in 2004. Mr. Lombardi's first financial services position was as an Investment Analyst with Crossland Savings, FSB, Brooklyn, NY from 1989-1990. He joined at Dean Witter Reynolds, Inc. as a Research Assistant in 1990 and rose to the position of Vice President, Research Analyst, which he held from 1993-1997. He then moved to Merrill Lynch Investment Managers (MLIM) in 1998, and became a Portfolio Manager with the U.S. Active Large Cap Value Team in 2000. He departed MLIM as a Director. He is a Chartered Financial Analyst and a member of the New York Society of Security Analysts and the CFA Institute. Mr. Lombardi graduated from Hofstra University with a BBA and MBA in Finance.

Robert A. Vogel, Jr. joined Delaware Investments in 2004. Prior to that, Mr. Vogel started his financial services career as a Financial Consultant with Merrill Lynch in 1992. He then moved to Merrill Lynch Investment Managers (MLIM) in 1997, and became a Portfolio Manager with the U.S. Active Large Cap Value Team in 1998. He departed MLIM as a Director. In 2004, Mr. Vogel joined Delaware Investments as Vice President, Senior Portfolio Manager. Mr. Vogel is a Chartered Financial Analyst and a member of the New York Society of Security Analysts and the CFA Institute. Mr. Vogel graduated from Loyola College in Maryland earning both his BBA and MS in Finance. He earned his MBA with a concentration in Finance at the Wharton School of Business at the University of Pennsylvania.

Jordan L. Irving joined Delaware Investments in 2004. He began his financial services career with the U.S. Active Large Cap Value team at Merrill Lynch Investment Managers (MLIM) in 1998. He became a portfolio manager in 2000. In 2004, Mr. Jordan joined Delaware Investments as Vice President, Senior Portfolio Manager. Mr. Irving graduated from Yale University with a BA in American Studies and earned a Special Diploma in Social Studies at Oxford University the following year.

--------------------------------------------------------------------------------
NASDAQ SYMBOLS:
Class A  DELDX
Class B  DEIBX
Class C  DECCX
--------------------------------------------------------------------------------

PERFORMANCE OF A $10,000 INVESTMENT
November 30, 1995 through November 30, 2005

                     Delaware
                    Large Cap
                   Value Fund -
                  Class A Shares      S&P 500 Index
                  --------------      -------------
30-Nov-95               9425              10000
30-Nov-96              11731              11651
30-Nov-97              14638              14378
30-Nov-98              16399              13427
30-Nov-99              15991              15531
30-Nov-00              16426              15441
30-Nov-01              16549              16185
30-Nov-02              14341              14469
30-Nov-03              16399              19720
30-Nov-04              18440              23124
30-Nov-05              19660              25006

Chart assumes $10,000 invested on November 30, 1995 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to different charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The S&P 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

The performance graph does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares. Past performance is not a guarantee of future results.

DISCLOSURE                      For the Period June 1, 2005 to November 30, 2005
     OF FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and
(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period June 1, 2005 to November 30, 2005.

ACTUAL EXPENSES
The first section of the table shown, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund's actual expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

DELAWARE LARGE CAP VALUE FUND
EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                                                                 Expenses
                       Beginning       Ending                  Paid During
                        Account        Account    Annualized     Period
                         Value          Value       Expense     6/1/05 to
                        6/1/05        11/30/05       Ratio      11/30/05
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A                $1,000.00     $1,047.30       1.15%       $5.90
Class B                 1,000.00      1,043.70       1.88%        9.63
Class C                 1,000.00      1,044.00       1.88%        9.63
Class R                 1,000.00      1,046.10       1.45%        7.44
Institutional Class     1,000.00      1,049.20       0.88%        4.52

--------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (5% return before expenses)
Class A                $1,000.00     $1,019.30       1.15%       $5.82
Class B                 1,000.00      1,015.64       1.88%        9.50
Class C                 1,000.00      1,015.64       1.88%        9.50
Class R                 1,000.00      1,018.00       1.45%        7.33
Institutional Class     1,000.00      1,020.66       0.88%        4.46
--------------------------------------------------------------------------------

"Expenses Paid During Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

SECTOR ALLOCATION                                        As of November 30, 2005
     DELAWARE LARGE CAP VALUE FUND

Sector designations may be different than the sector designations presented in other Fund materials.

                                                    PERCENTAGE
SECTOR                                             OF NET ASSETS
----------------------------------------------------------------
COMMON STOCK                                           99.44%
----------------------------------------------------------------
Consumer Discretionary                                  5.79%

Consumer Staples                                       11.05%

Energy                                                  8.12%

Financials                                             26.70%

Health Care                                            16.22%

Industrials                                             9.70%

Information Technology                                  9.36%

Materials                                               3.28%

Telecommunications                                      6.12%

Utilities                                               3.10%
----------------------------------------------------------------
REPURCHASE AGREEMENTS                                   1.92%
----------------------------------------------------------------
SECURITIES LENDING COLLATERAL                          (4.85%)
----------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES                      106.21%
----------------------------------------------------------------
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL      4.85%
----------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS        (1.36%)
----------------------------------------------------------------
TOTAL NET ASSETS                                      100.00%
----------------------------------------------------------------

STATEMENT                                          DELAWARE LARGE CAP VALUE FUND
     OF NET ASSETS                                 November 30, 2005

                                                        Number of      Market
                                                         Shares        Value
 COMMON STOCK - 99.44%
 Consumer Discretionary - 5.79%
  *Limited Brands                                       1,862,800 $  41,447,300
   Mattel                                               2,359,900    39,292,335
                                                                  -------------
                                                                     80,739,635
                                                                  -------------
 Consumer Staples - 11.05%
   Archer-Daniels-Midland                               1,157,500    27,282,275
   ConAgra Foods                                        1,927,600    41,443,400
   Kimberly-Clark                                         680,200    40,118,196
  *Safeway                                              1,951,400    45,370,050
                                                                  -------------
                                                                    154,213,921
                                                                  -------------
 Energy - 8.12%
   Chevron                                                660,200    37,836,062
  *ConocoPhillips                                         610,700    36,953,457
   Exxon Mobil                                            664,380    38,553,971
                                                                  -------------
                                                                    113,343,490
                                                                  -------------
@Financials - 26.70%
   Allstate                                               756,500    42,439,650
  *Aon                                                  1,296,400    47,201,924
  *Chubb                                                  516,400    50,008,176
  *Hartford Financial Services                            575,900    50,316,383
  *Huntington Bancshares                                1,759,900    42,167,204
   Morgan Stanley                                         836,300    46,857,889
  *Wachovia                                               881,200    47,056,080
  *Washington Mutual                                    1,132,700    46,655,913
                                                                  -------------
                                                                    372,703,219
                                                                  -------------
 Health Care - 16.22%
   Abbott Laboratories                                    930,100    35,074,071
   Baxter International                                 1,069,600    41,596,744
  *Bristol-Myers Squibb                                 1,767,600    38,162,484
   Merck                                                1,340,200    39,401,880
   Pfizer                                               1,529,185    32,418,722
   Wyeth                                                  954,200    39,656,552
                                                                  -------------
                                                                    226,310,453
                                                                  -------------
 Industrials - 9.70%
   Boeing                                                 603,200    41,132,208
   Union Pacific                                          643,300    49,238,182
   Waste Management                                     1,506,000    45,044,460
                                                                  -------------
                                                                    135,414,850
                                                                  -------------
 Information Technology - 9.36%
   Hewlett-Packard                                      1,548,500    45,943,995
   International Business Machines                        485,000    43,116,500
 *+Xerox                                                2,926,500    41,556,300
                                                                  -------------
                                                                    130,616,795
                                                                  -------------
 Materials - 3.28%
   duPont (E.I.) deNemours                              1,070,300    45,755,325
                                                                  -------------
                                                                     45,755,325
                                                                  -------------
 Telecommunications - 6.12%
   AT&T                                                 1,719,500    42,832,745
   Verizon Communications                               1,331,800    42,590,964
                                                                  -------------
                                                                     85,423,709
                                                                  -------------

                                                         Number of      Market
                                                          Shares        Value
COMMON STOCK (continued)
 Utilities - 3.10%
   *Progress Energy                                       965,200 $  43,221,656
                                                                  -------------
                                                                     43,221,656
                                                                  -------------
 TOTAL COMMON STOCK (cost $1,317,704,559)                         1,387,743,053
                                                                  -------------

                                                        Principal
                                                          Amount

 REPURCHASE AGREEMENTS - 1.92%
   With BNP Paribas 3.92% 12/1/05
     (dated 11/30/05, to be repurchased
     at $17,959,955, collateralized by
     $18,413,000 U.S. Treasury
     Bills due 1/19/06, market
     value $18,321,251)                               $17,958,000    17,958,000
   With UBS Warburg 3.93% 12/1/05
     (dated 11/30/05, to be repurchased
     at $8,774,958, collateralized by
     $8,958,000 U.S. Treasury
     Bills due 12/8/05, market
     value $8,951,620)                                  8,774,000     8,774,000
                                                                  -------------
 TOTAL REPURCHASE AGREEMENTS
   (cost $26,732,000)                                                26,732,000
                                                                  -------------
 TOTAL MARKET VALUE OF SECURITIES BEFORE
   SECURITIES LENDING - 101.36%
   (cost $1,344,436,559)                                          1,414,475,053
                                                                  -------------

--------------------------------------------------------------------------------
 SECURITIES LENDING COLLATERAL** - 4.85%
 Short-Term Investments
   Abbey National 4.14% 1/13/06                         1,661,866     1,662,089
   Australia New Zealand 4.15% 1/2/07                   2,245,765     2,245,765
   Bank of New York 4.07% 4/4/06                        1,796,612     1,796,612
   Bank of the West 4.07% 3/2/06                        2,245,765     2,245,765
   Bayerische Landesbank 4.21% 8/25/06                  2,245,765     2,245,765
   Bear Stearns
     4.14% 1/17/06                                        449,153       449,230
     4.15% 5/31/06                                      2,694,918     2,694,918
   Beta Finance 4.08% 4/18/06                           2,245,765     2,245,653
   Calyon London 3.77% 12/30/05                         1,572,035     1,577,638
   CDC Financial Products 4.16% 1/3/06                  2,919,494     2,919,494
   Citigroup Global Markets
     4.10% 12/1/05                                      5,730,138     5,730,138
     4.13% 12/7/05                                      2,919,494     2,919,494
   Commonwealth Bank Australia
     4.16% 1/2/07                                       2,245,765     2,245,765
   Credit Swiss First Boston New York
     4.02% 12/29/05                                       471,611       471,620
     4.12% 4/18/06                                      2,425,426     2,425,426
   Deutsche Bank London 3.76% 12/27/05                    673,729       673,813
   Goldman Sachs 4.20% 11/30/06                         2,919,494     2,919,494
   Lehman Holdings 4.14% 12/23/05                       2,245,765     2,246,434
   Manufacturers & Traders 4.18% 9/26/06                2,245,764     2,245,309
   Marshall & Ilsley Bank 3.97% 12/29/05                2,245,764     2,245,798
   Merrill Lynch Mortgage Capital
     4.16% 1/12/06                                      2,919,494     2,919,494
   Morgan Stanley 4.24% 11/30/06                        2,784,748     2,784,748

STATEMENT                                          DELAWARE LARGE CAP VALUE FUND
     OF NET ASSETS (CONTINUED)

                                                   Principal           Market
                                                    Amount             Value
SECURITIES LENDING COLLATERAL** (continued)
 Short-Term Investments (continued)
   o National City Bank 4.06% 1/23/06              $2,560,172       $ 2,560,218
   o Nordea Bank Norge ASA 4.10% 1/2/07             2,245,765         2,245,765
   o Proctor & Gamble 3.77% 1/2/07                  2,245,765         2,245,765
   o Royal Bank of Scotland 4.13% 1/2/07            2,245,765         2,245,765
   o Sigma Finance 4.08% 3/16/06                      673,730           673,775
   o Societe Generale New York
     4.06% 1/2/07                                   1,122,882         1,122,882
   o Toyota Motor Credit 4.05% 6/23/06              2,245,764         2,245,878
   o Wells Fargo 4.11% 1/2/07                       2,245,965         2,245,765
   Wilmington Trust Company
     4.05% 1/5/06                                   2,245,765         2,245,765
                                                                 --------------
 TOTAL SECURITIES LENDING COLLATERAL
   (cost $67,742,040)                                                67,742,040
                                                                 --------------

 TOTAL MARKET VALUE OF SECURITIES - 106.21%
   (cost $1,412,178,599)                                          1,482,217,093^
 OBLIGATION TO RETURN SECURITIES
   LENDING COLLATERAL** - (4.85%)                                   (67,742,040)
 LIABILITIES NET OF RECEIVABLES AND
   OTHER ASSETS - (1.36%)                                           (19,045,050)
                                                                 --------------
 NET ASSETS APPLICABLE TO 73,458,021 SHARES
   OUTSTANDING - 100.00%                                         $1,395,430,003
                                                                 ==============

 Net Asset Value - Delaware Large Cap Value Fund
   Class A ($1,177,317,612 / 61,932,621 Shares)                          $19.01
                                                                         ------
 Net Asset Value - Delaware Large Cap Value Fund
   Class B ($136,049,922 / 7,206,928 Shares)                             $18.88
                                                                         ------
 Net Asset Value - Delaware Large Cap Value Fund
   Class C ($36,147,954 / 1,903,022 Shares)                              $19.00
                                                                         ------
 Net Asset Value - Delaware Large Cap Value Fund
   Class R ($1,077,742 / 56,729 Shares)                                  $19.00
                                                                         ------
 Net Asset Value - Delaware Large Cap Value Fund
   Institutional Class ($44,836,773 / 2,358,721 Shares)                  $19.01
                                                                         ------

 COMPONENTS OF NET ASSETS AT NOVEMBER 30, 2005:
 Shares of beneficial interest
   (unlimited authorization -- no par)                           $1,256,830,284
 Undistributed net investment income                                 13,245,379
 Accumulated net realized gain on investments                        55,315,846
 Net unrealized appreciation of investments                          70,038,494
                                                                 --------------
 Total net assets                                                $1,395,430,003
                                                                 ==============

 *Fully or partially on loan.
**See Note 8 in "Notes to Financial Statements."
 oVariabe Rate Securities. The interest rate shown is the rate as of
  November 30, 2005.
 ^Includes $65,511,974 of securities loaned.
 +Non-income producing security for the year ended November 30, 2005. @Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

 NET ASSET VALUE AND OFFERING PRICE PER SHARE -
   DELAWARE LARGE CAP VALUE FUND
 Net asset value Class A (A)                              $19.01
 Sales charge (5.75% of offering price) (B)                 1.16
                                                          ------
 Offering price                                           $20.17
                                                          ======

(A) Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)  See the current prospectus for purchase of $50,000 or more.

See accompanying notes

STATEMENT                                          DELAWARE LARGE CAP VALUE FUND
     OF OPERATIONS                                  Year Ended November 30, 2005

 INVESTMENT INCOME:
  Dividends                                                                             $37,563,628
  Interest                                                                                  754,136
  Securities lending income                                                                 147,935
  Foreign tax withheld                                                                      (91,015)    $ 38,374,684
                                                                                        -----------     ------------

 EXPENSES:
  Management fees                                                                         8,803,471
  Distribution expenses -- Class A                                                        3,315,801
  Distribution expenses -- Class B                                                        1,595,460
  Distribution expenses -- Class C                                                          391,855
  Distribution expenses -- Class R                                                            7,533
  Dividend disbursing and transfer agent fees and expenses                                2,621,010
  Accounting and administration expenses                                                    527,283
  Reports and statements to shareholders                                                    352,066
  Legal and professional fees                                                               216,434
  Insurance fees                                                                            117,768
  Registration fees                                                                          91,103
  Trustees' fees                                                                             73,285
  Taxes (other than taxes on income)                                                         58,016
  Custodian fees                                                                             38,275
  Pricing fees                                                                                  257
  Other                                                                                      67,686       18,277,303
                                                                                        -----------
  Less expense paid indirectly                                                                               (13,473)
  Less waived distribution expenses - Class A                                                                (47,559)
  Less waived distribution expenses - Class R                                                                   (404)
                                                                                                        ------------
  Total operating expenses                                                                                18,215,867
                                                                                                        ------------
 NET INVESTMENT INCOME                                                                                    20,158,817
                                                                                                        ------------

 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
  Net realized gain (loss) on:
    Investments                                                                                          204,731,589
    Foreign currencies                                                                                        (6,790)
                                                                                                        ------------
  Net realized gain                                                                                      204,724,799
  Net change in unrealized appreciation/depreciation of investments                                     (131,514,802)
                                                                                                        ------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES                                   73,209,997
                                                                                                        ------------

 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                   $ 93,368,814
                                                                                                        ============

 See accompanying notes

STATEMENTS                                         DELAWARE LARGE CAP VALUE FUND
     OF CHANGES IN NET ASSETS

                                                                                                              Year Ended
                                                                                                        11/30/05        11/30/04

 INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income                                                                             $   20,158,817   $   15,810,553
  Net realized gain on investments and foreign currencies                                              204,724,799      117,707,627
  Net change in unrealized appreciation/depreciation of investments                                   (131,514,802)      20,658,996
                                                                                                    --------------   --------------
  Net increase in net assets resulting from operations                                                  93,368,814      154,177,176
                                                                                                    --------------   --------------

 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
    Class A                                                                                            (12,957,246)     (12,973,202)
    Class B                                                                                               (623,394)        (469,649)
    Class C                                                                                               (146,744)         (89,784)
    Class R                                                                                                 (8,599)          (7,991)
    Institutional Class                                                                                   (578,746)      (1,000,853)

  Net realized gain on investments:
    Class A                                                                                             (1,079,756)              --
    Class B                                                                                               (146,439)              --
    Class C                                                                                                (34,851)              --
    Class R                                                                                                 (1,113)              --
    Institutional Class                                                                                    (39,263)              --
                                                                                                    --------------   --------------
                                                                                                       (15,616,151)     (14,541,479)
                                                                                                    --------------   --------------

 CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold:
    Class A                                                                                             51,101,762       86,001,134
    Class B                                                                                              6,405,453       11,601,777
    Class C                                                                                              4,855,770       15,236,218
    Class R                                                                                                248,793          625,931
    Institutional Class                                                                                  7,295,919       29,018,913

  Net assets from merger(1):
    Class A                                                                                                     --      354,886,323
    Class B                                                                                                     --      129,663,370
    Class C                                                                                                     --       21,894,855
    Institutional Class                                                                                         --       35,905,405

  Net asset value of shares issued upon reinvestment of dividends and distributions:
    Class A                                                                                             12,399,266       11,225,537
    Class B                                                                                                689,716          413,644
    Class C                                                                                                170,998           82,376
    Class R                                                                                                  9,702            7,970
    Institutional Class                                                                                    618,030        1,000,814
                                                                                                    --------------   --------------
                                                                                                        83,795,409      697,564,267
                                                                                                    --------------   --------------

  Cost of shares repurchased:
    Class A                                                                                           (204,123,054)    (208,444,090)
    Class B                                                                                            (63,861,325)     (45,760,130)
    Class C                                                                                            (13,338,432)     (11,482,846)
    Class R                                                                                               (476,613)        (140,920)
    Institutional Class                                                                                (47,816,912)     (36,609,549)
                                                                                                    --------------   --------------
                                                                                                      (329,616,336)    (302,437,535)
                                                                                                    --------------   --------------
 Increase (decrease) in net assets derived from capital share transactions                            (245,820,927)     395,126,732
                                                                                                    --------------   --------------
 NET INCREASE (DECREASE) IN NET ASSETS                                                                (168,068,264)     534,762,429

 NET ASSETS:
  Beginning of year                                                                                  1,563,498,267    1,028,735,838
                                                                                                    --------------   --------------
  End of year (including undistributed net investment income of $13,245,379 and $7,408,081,
     respectively)                                                                                  $1,395,430,003   $1,563,498,267
                                                                                                    ==============   ==============
(1) See Note 6 in "Notes to Financial Statements."

See accompanying notes

FINANCIAL
     HIGHLIGHTS


Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Delaware Large Cap Value Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Year Ended
                                                                            11/30/05   11/30/04    11/30/03    11/30/02    11/30/01
 NET ASSET VALUE, BEGINNING OF PERIOD                                        $18.030    $16.240     $14.320     $16.730     $16.770

 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
 Net investment income(1)                                                      0.271      0.204       0.205       0.170       0.182
 Net realized and unrealized gain (loss) on investments
  and foreign currencies                                                       0.917      1.802       1.835      (2.381)     (0.062)
                                                                             -------    -------     -------     -------     -------
 Total from investment operations                                              1.188      2.006       2.040      (2.211)      0.120
                                                                             -------    -------     -------     -------     -------

 LESS DIVIDENDS AND DISTRIBUTIONS FROM:
 Net investment income                                                        (0.192)    (0.216)     (0.120)     (0.199)     (0.160)
 Net realized gain on investments                                             (0.016)     --           --           --           --
                                                                             -------    -------     -------     -------     -------
 Total dividends and distributions                                            (0.208)    (0.216)     (0.120)     (0.199)     (0.160)
                                                                             -------    -------     -------     -------     -------

 NET ASSET VALUE, END OF PERIOD                                              $19.010    $18.030     $16.240     $14.320     $16.730
                                                                             =======    =======     =======     =======     =======

 TOTAL RETURN(2)                                                               6.62%     12.44%      14.34%     (13.34%)      0.75%

 RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000 omitted)                                  $1,177,317 $1,253,876    $895,108    $870,132  $1,132,147
 Ratio of expenses to average net assets                                       1.15%      1.15%       1.20%       1.11%       1.07%
 Ratio of expenses to average net assets prior to expense limitation and
  expenses paid indirectly                                                     1.15%      1.16%       1.20%       1.11%       1.07%
 Ratio of net investment income to average net assets                          1.47%      1.18%       1.40%       1.10%       1.06%
 Ratio of net investment income to average net assets prior to expense
  limitation and expenses paid indirectly                                      1.47%      1.17%       1.40%       1.10%       1.06%
 Portfolio turnover                                                            114%        70%         77%         99%        111%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

 See accompanying notes

FINANCIAL
     HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Delaware Large Cap Value Fund Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Year Ended
                                                                            11/30/05   11/30/04    11/30/03    11/30/02    11/30/01
 NET ASSET VALUE, BEGINNING OF PERIOD                                        $17.910    $16.150     $14.240     $16.630     $16.690

 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
 Net investment income(1)                                                      0.137      0.077       0.096       0.054       0.054
 Net realized and unrealized gain (loss) on investments
  and foreign currencies                                                       0.912      1.789       1.821      (2.364)     (0.063)
                                                                             -------    -------     -------     -------     -------
 Total from investment operations                                              1.049      1.866       1.917      (2.310)     (0.009)
                                                                             -------    -------     -------     -------     -------

 LESS DIVIDENDS AND DISTRIBUTIONS FROM:
 Net investment income                                                        (0.063)    (0.106)     (0.007)     (0.080)     (0.051)
 Net realized gain on investments                                             (0.016)        --          --          --          --
                                                                             -------    -------     -------     -------     -------
 Total dividends and distributions                                            (0.079)    (0.106)     (0.007)     (0.080)     (0.051)
                                                                             -------    -------     -------     -------     -------

 NET ASSET VALUE, END OF PERIOD                                              $18.880    $17.910     $16.150     $14.240     $16.630
                                                                             =======    =======     =======     =======     =======

 TOTAL RETURN(2)                                                               5.87%     11.60%      13.47%     (13.96%)     (0.05%)

 RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000 omitted)                                    $136,050   $184,203     $74,019     $75,707    $100,419
 Ratio of expenses to average net assets                                       1.88%      1.89%       1.94%       1.86%       1.82%
 Ratio of net investment income to average net assets                          0.74%      0.44%       0.66%       0.35%       0.31%
 Portfolio turnover                                                             114%        70%         77%         99%        111%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

FINANCIAL
       HIGHLIGHTS (CONTINUED)


Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Delaware Large Cap Value Fund Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Year Ended
                                                                            11/30/05   11/30/04    11/30/03    11/30/02    11/30/01
 NET ASSET VALUE, BEGINNING OF PERIOD                                        $18.020    $16.250     $14.320     $16.730     $16.780

 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
 Net investment income(1)                                                      0.136      0.076       0.095       0.054       0.053
 Net realized and unrealized gain (loss) on investments
  and foreign currencies                                                       0.923      1.800       1.842      (2.384)     (0.052)
                                                                             -------    -------     -------     -------     -------
 Total from investment operations                                              1.059      1.876       1.937      (2.330)      0.001
                                                                             -------    -------     -------     -------     -------

 LESS DIVIDENDS AND DISTRIBUTIONS FROM:
 Net investment income                                                        (0.063)    (0.106)     (0.007)     (0.080)     (0.051)
 Net realized gain on investments                                             (0.016)     --           --           --           --
                                                                             -------    -------     -------     -------     -------
 Total dividends and distributions                                            (0.079)    (0.106)     (0.007)     (0.080)     (0.051)
                                                                             -------    -------     -------     -------     -------

 NET ASSET VALUE, END OF PERIOD                                              $19.000    $18.020     $16.250     $14.320     $16.730
                                                                             =======    =======     =======     =======     =======

 TOTAL RETURN(2)                                                               5.89%     11.59%      13.53%     (14.00%)      0.02%

 RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000 omitted)                                     $36,148    $42,371     $13,764     $11,098     $13,442
 Ratio of expenses to average net assets                                       1.88%      1.89%       1.94%       1.86%       1.82%
 Ratio of net investment income to average net assets                          0.74%      0.44%       0.66%       0.35%       0.31%
 Portfolio turnover                                                             114%        70%         77%         99%        111%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

FINANCIAL
     HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Delaware Large Cap Value Fund Class R
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                6/02/03(1)
                                                                                              Year Ended            to
                                                                                         11/30/05    11/30/04    11/30/03
 NET ASSET VALUE, BEGINNING OF PERIOD                                                     $18.010     $16.230     $15.150

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income(2)                                                                   0.216       0.145       0.072
 Net realized and unrealized gain on investments and foreign currencies                     0.915       1.809       1.063
                                                                                          -------     -------     -------
 Total from investment operations                                                           1.131       1.954       1.135
                                                                                          -------     -------     -------

 LESS DIVIDENDS AND DISTRIBUTIONS FROM:
 Net investment income                                                                     (0.125)     (0.174)     (0.055)
 Net realized gain on investments                                                          (0.016)         --          --
                                                                                          -------     -------     -------
 Total dividends and distributions                                                         (0.141)     (0.174)     (0.055)
                                                                                          -------     -------     -------

 NET ASSET VALUE, END OF PERIOD                                                           $19.000     $18.010     $16.230
                                                                                          =======     =======     =======

 TOTAL RETURN(3)                                                                            6.30%      12.11%       7.51%

 RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000 omitted)                                                   $1,078      $1,234        $654
 Ratio of expenses to average net assets                                                    1.45%       1.49%       1.54%
 Ratio of expenses to average net assets prior to expense limitation and
  expenses paid indirectly                                                                  1.48%       1.49%       1.54%
 Ratio of net investment income to average net assets                                       1.17%       0.84%       0.91%
 Ratio of net investment income to average net assets prior to expense
  limitation and expenses paid indirectly                                                   1.14%       0.84%       0.91%
 Portfolio turnover                                                                          114%         70%         77%

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

FINANCIAL
     HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                            Delaware Large Cap Value Fund Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Year Ended
                                                                            11/30/05   11/30/04    11/30/03    11/30/02    11/30/01
 NET ASSET VALUE, BEGINNING OF PERIOD                                        $18.030    $16.240     $14.320     $16.730     $16.770

 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
 Net investment income(1)                                                      0.321      0.248       0.242       0.209       0.224
 Net realized and unrealized gain (loss) on investments
  and foreign currencies                                                       0.912      1.805       1.835      (2.380)     (0.065)
                                                                             -------    -------     -------     -------     -------
 Total from investment operations                                              1.233      2.053       2.077      (2.171)      0.159
                                                                             -------    -------     -------     -------     -------

 LESS DIVIDENDS AND DISTRIBUTIONS FROM:
 Net investment income                                                        (0.237)    (0.263)     (0.157)     (0.239)     (0.199)
 Net realized gain on investments                                             (0.016)        --          --          --          --
                                                                             -------    -------     -------     -------     -------
 Total dividends and distributions                                            (0.253)    (0.263)     (0.157)     (0.239)     (0.199)
                                                                             -------    -------     -------     -------     -------

 NET ASSET VALUE, END OF PERIOD                                              $19.010    $18.030     $16.240     $14.320     $16.730
                                                                             =======    =======     =======     =======     =======

 TOTAL RETURN(2)                                                               6.88%     12.75%      14.64%     (13.11%)      1.00%

 RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000 omitted)                                     $44,837    $81,814     $45,191     $32,928     $48,192
 Ratio of expenses to average net assets                                       0.88%      0.89%       0.94%       0.86%       0.82%
 Ratio of net investment income to average net assets                          1.74%      1.44%       1.66%       1.35%       1.31%
 Portfolio turnover                                                             114%        70%         77%         99%        111%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

 See accompanying notes

NOTES                                              DELAWARE LARGE CAP VALUE FUND
     TO FINANCIAL STATEMENTS                       November 30, 2005

Delaware Group Equity Funds II (the "Trust") is organized as a Delaware statutory trust and offers two series: Delaware Value Fund and Delaware Large Cap Value Fund. These financial statements and related notes pertain to the Delaware Large Cap Value Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares were held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to seek long-term capital appreciation.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation -- Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Securities lending collateral is valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments(R) Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments(R) Family of Funds are allocated amongst the funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income quarterly and distributions from net realized gain on investment, if any, annually.

Subject to best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. There were no commission rebates during the year ended November 30, 2005. The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under the above arrangement is included in custodian fees on the Statement of Operations with the corresponding expense offset shown as "expense paid indirectly."

2. INVESTMENT MANAGEMENT, ADMINISTRATION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

In accordance with the terms of the investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

For the period March 27, 2004 through March 26, 2005, DMC had contractually agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, certain insurance costs and extraordinary expenses, did not exceed 0.91% of average daily net assets of the Fund.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. Effective May 19, 2005, the Fund pays DSC a monthly fee computed at the annual rate of 0.04% of the Fund's average daily net assets for accounting and administration services. Prior to May 19, 2005, the Fund paid DSC a monthly fee based on average net assets subject to certain minimums for accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares and 0.60% of the average daily net assets of the Class R shares. Institutional Class shares pay no distribution and service expenses. The Board of Trustees has adopted a formula for calculating 12b-1 plan fees for the Fund's Class A shares that went into effect on May 2, 1994. The total 12b-1 fees to be paid by the Class A shareholders of the Fund will be the sum of 0.10% of the average daily net assets representing shares that were acquired prior to May 2, 1994 and 0.30% of the average daily net assets representing shares that were acquired on or after May 2, 1994. All Class A shareholders will bear 12b-1 fees at the same rate, the blended rate based upon the allocation of the rates described above.

NOTES                                              DELAWARE LARGE CAP VALUE FUND
     TO FINANCIAL STATEMENTS (CONTINUED)

2. INVESTMENT MANAGEMENT, ADMINISTRATION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)

For the period March 27, 2004 through March 26, 2005, DDLP had contracted to waive distribution and service fees in order to prevent distribution and service fees of Class A shares from exceeding 0.26% of average daily net assets. This contractual waiver was applied to the shares of the Fund that were acquired on or after May 2, 1994 in calculating the applicable 12b-1 fee rate. Effective August 1, 2005, DDLP has contracted to limit distribution and service fees through March 31, 2007 in order to prevent distribution and service fees of Class R shares from exceeding 0.50% of average daily net assets.

At November 30, 2005, the Fund had liabilities payable to affiliates as follows:

  Investment management fee payable to DMC                       $694,761
  Dividend disbursing, transfer agent, accounting
    and administration fees and other expenses
    payable to DSC                                                269,448
  Distribution fee payable to DDLP                                413,778
  Other expenses payable to DMC and affiliates*                    35,140

*DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees' fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal services expenses, including internal legal services provided to the Fund by DMC employees. For the year ended November 30, 2005, the Fund was charged $91,991 for internal legal services provided by DMC.

For the year ended November 30, 2005, DDLP earned $82,329 for commissions on sales of the Fund's Class A shares. For the year ended November 30, 2005, DDLP received gross contingent deferred sales charge commissions of $151, $259,610 and $2,896 on redemption of the Fund's Class A, Class B and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker-dealers on sales of those shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Fund.

3. INVESTMENTS
For the year ended November 30, 2005, the Fund made purchases of $1,633,474,966 and sales of $1,798,075,313 of investment securities other than short-term investments.

At November 30, 2005, the cost of investments for federal income tax purposes was $1,415,562,726. At November 30, 2005, net unrealized appreciation was $66,654,367, of which $122,904,487, related to unrealized appreciation of investments and $56,250,120 related to unrealized depreciation of investments.

4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, gains (losses) from foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended November 30, 2005 and 2004 was as follows:

                                                          Year Ended
                                                  11/30/05          11/30/04
                                                -----------       -----------
  Ordinary Income                               $14,314,729       $14,451,479
  Long-term capital gain                          1,301,422                --
                                                -----------       -----------
  Total                                         $15,616,151       $14,451,479
                                                ===========       ===========

As of November 30, 2005, the components of net assets on a tax basis were as follows:

  Shares of beneficial interest               $1,256,830,284
  Undistributed ordinary income                   13,245,379
  Undistributed long-term capital gain            87,767,399
 *Capital loss carryforwards                     (29,067,426)
  Unrealized appreciation of investments          66,654,367
                                              --------------
  Net assets                                  $1,395,430,003
                                              ==============

*The amount of this loss which can be utilized in subsequent years is subject to an annual limitation in accordance with the Internal Revenue Code due to the fund merger with Delaware Core Equity Fund, Delaware Devon Fund and Delaware Growth and Income Fund.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $105,677,943 was utilized in 2005. Capital loss carryforwards remaining at November 30, 2005 will expire as follows: $11,712,603 expires in 2010 and $17,354,823 expires in 2011.

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended November 30, 2005, the Fund recorded the following permanent reclassifications:

  Undistributed net investment income (loss)         $(6,790)
  Accumulated net realized gain (loss)                 6,790

NOTES                                              DELAWARE LARGE CAP VALUE FUND
     TO FINANCIAL STATEMENTS (CONTINUED)

5. CAPITAL SHARES
Transactions in capital shares were as follows:

                                                              Year Ended
                                                       11/30/05       11/30/04
                                                      ----------     ----------
Shares sold:
  Class A                                              2,755,413      4,964,886
  Class B                                                349,639        678,008
  Class C                                                263,187        877,784
  Class R                                                 13,486         35,956
  Institutional Class                                    396,129      1,681,375

Shares issued from merger1:
  Class A                                                     --     20,875,666
  Class B                                                     --      7,663,320
  Class C                                                     --      1,286,419
  Institutional Class                                         --      2,113,326

Shares issued upon reinvestment of
   dividends and distributions:
  Class A                                                669,440        660,691
  Class B                                                 37,467         24,710
  Class C                                                  9,230          4,891
  Class R                                                    524            471
  Institutional Class                                     33,389         58,725
                                                     -----------    -----------
                                                       4,527,904     40,926,228
                                                     -----------    -----------
Shares repurchased:
  Class A                                            (11,031,811)   (12,086,933)
  Class B                                             (3,463,042)    (2,666,885)
  Class C                                               (720,168)      (665,430)
  Class R                                                (25,807)        (8,211)
  Institutional Class                                 (2,609,454)    (2,098,242)
                                                     -----------    -----------
                                                     (17,850,282)   (17,525,701)
                                                     -----------    -----------
Net increase (decrease)                              (13,322,378)    23,400,527
                                                     ===========    ===========

(1) See Note #6

For the years ended November 30, 2005 and 2004, 1,213,157 Class B shares were converted to 1,204,855 Class A shares valued at $22,483,395 and 647,252 Class B shares were converted to 643,183 Class A shares valued at $11,138,820, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the Statements of Changes in Net Assets.

6. FUND MERGER
Effective March 29, 2004, the Fund acquired all of the assets and assumed all of the liabilities of Delaware Core Equity Fund, Delaware Devon Fund and Delaware Growth and Income Fund, respectively, each an open-end investment company, pursuant to a Plan and Agreement of Reorganization (the "Reorganization"). The shareholders of Delaware Core Equity Fund, Delaware Devon Fund and Delaware Growth and Income Fund received shares of the respective class of the Fund equal to the aggregate net asset value of their shares prior to the Reorganization based on the net asset value per share of the respective classes of the Fund.

The Reorganization was treated as a non-taxable event and, accordingly, the Fund's basis in the securities acquired reflected the historical cost basis as of the date of transfer. The net assets, net unrealized appreciation and accumulated net realized loss of Delaware Core Equity Fund, Delaware Devon Fund and Delaware Growth and Income Fund as of the close of business on March 26, 2004 were as follows:
                                                                    Accumulated
                                                  Net Unrealized   Net Realized
                                      Net Assets   Appreciation       Losses
                                     ------------   -----------   -------------
Delaware Core Equity Fund            $ 24,162,687   $ 3,890,995   $  (2,438,179)
Delaware Devon Fund                    85,017,709     6,162,170     (64,550,847)
Delaware Growth and
  Income Fund                         433,169,557    46,754,264     (88,845,597)
                                     ------------   -----------   -------------
                                     $542,349,953   $56,807,429   $(155,834,623)
                                     ============   ===========   =============

The net assets of the Fund prior to the Reorganization were $1,110,631,768.

7. LINE OF CREDIT
The Fund, along with certain other funds in the Delaware Investments(R) Family of Funds (the "Participants"), participates in a $225,000,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of November 30, 2005, or at any time during the year.

8. SECURITIES LENDING
The Fund, along with other funds in the Delaware Investments(R) Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with J.P. Morgan Chase. Initial security loans made pursuant to the Lending Agreement are required to be secured by U.S. Treasury obligations and/or cash collateral not less than 102% of the market value of the securities issued in the United States. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poors Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. The security lending agent and the borrower retain a portion of the earnings from the collateral investments. The Fund records security lending income net of such allocation.

At November 30, 2005, the market value of the securities on loan was $65,511,974, for which cash collateral was received and invested in accordance with the Lending Agreement. Such investments are presented on the Statement of Net Assets under the caption "Securities Lending Collateral."

NOTES                                              DELAWARE LARGE CAP VALUE FUND
     TO FINANCIAL STATEMENTS (CONTINUED)

9. CREDIT AND MARKET RISK
The Fund may invest a portion of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. At November 30, 2005, there were no Rule 144A securities. While maintaining oversight, the Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid assets.

10. CONTRACTUAL OBLIGATIONS
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.

11. TAX INFORMATION (UNAUDITED)
The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended November 30, 2005, the Fund designates dividends and distributions paid during the year as follows:

          (A)              (B)
       Long-Term         Ordinary
     Capital Gains        Income           Total            (C)
     Distributions    Distributions*   Distributions    Qualifying
      (Tax Basis)       (Tax Basis)     (Tax Basis)    Dividends(1)
     -------------    --------------   -------------   ------------
           8%               92%            100%            100%

(A) and (B) are based on a percentage of the Fund's total distributions.

(C) is based on a percentage of ordinary income distributions.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

* For the fiscal year ended November 30, 2005, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount of $14,314,729 to be taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2005 Form 1099-DIV.

REPORT
     OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Shareholders and Board of Trustees
Delaware Group Equity Funds II - Delaware Large Cap Value Fund

We have audited the accompanying statement of net assets of the Delaware Large Cap Value Fund (one of the series constituting Delaware Group Equity Funds II) (the "Fund") as of November 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.
We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware Large Cap Value Fund of Delaware Group Equity Funds II at November 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
January 11, 2006

DELAWARE INVESTMENTS(R) FAMILY OF FUNDS
       BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM


A mutual fund is governed by a Board of Trustees/Directors ("Trustees"), which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees and Officers with certain background and related information.

                                                                                                NUMBER OF              OTHER
                                                                      PRINCIPAL            PORTFOLIOS IN FUND      DIRECTORSHIPS
       NAME,                POSITION(S)                             OCCUPATION(S)           COMPLEX OVERSEEN          HELD BY
      ADDRESS                HELD WITH     LENGTH OF TIME              DURING                  BY TRUSTEE             TRUSTEE
   AND BIRTHDATE              FUND(S)          SERVED               PAST 5 YEARS               OR OFFICER           OR OFFICER
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
 JUDE T. DRISCOLL(2)        Chairman,         5 Years -          Since August 2000,                87                 None
2005 Market Street          President,    Executive Officer  Mr. Driscoll has served in
 Philadelphia, PA        Chief Executive                    various executive capacities
       19103                Officer and       2 Years -         at different times at
                              Trustee          Trustee         Delaware Investments(1)
  March 10, 1963

------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
 THOMAS L. BENNETT            Trustee           Since            Private Investor -                87                 None
2005 Market Street                         March 23, 2005      (March 2004 - Present)
 Philadelphia, PA
       19103                                                    Investment Manager -
                                                                Morgan Stanley & Co.
  October 4, 1947                                            (January 1984 - March 2004)
------------------------------------------------------------------------------------------------------------------------------------

    JOHN A. FRY               Trustee          4 Years               President -                   87              Director -
2005 Market Street                                           Franklin & Marshall College                        Community Health
 Philadelphia, PA                                               (June 2002 - Present)                                Systems
       19103
                                                             Executive Vice President -
   May 28, 1960                                              University of Pennsylvania
                                                              (April 1995 - June 2002)
------------------------------------------------------------------------------------------------------------------------------------

 ANTHONY D. KNERR             Trustee         12 Years       Founder/Managing Director -           87                 None
2005 Market Street                                           Anthony Knerr & Associates
 Philadelphia, PA                                              (Strategic Consulting)
       19103                                                      (1990 - Present)

 December 7, 1938
------------------------------------------------------------------------------------------------------------------------------------
LUCINDA S. LANDRETH           Trustee           Since        Chief Investment Officer -            87                 None
2005 Market Street                         March 23, 2005          Assurant, Inc.
 Philadelphia, PA                                                    (Insurance)
       19103                                                        (2002 - 2004)

   June 24, 1947
------------------------------------------------------------------------------------------------------------------------------------
   ANN R. LEVEN               Trustee         16 Years    Treasurer/Chief Fiscal Officer -         87             Director and
2005 Market Street                                             National Gallery of Art                           Audit Committee
 Philadelphia, PA                                                   (1994 - 1999)                              Chairperson - Andy
       19103                                                                                                    Warhol Foundation

 November 1, 1940                                                                                              Director and Audit
                                                                                                               Committee Member -
                                                                                                                  Systemax Inc.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                NUMBER OF              OTHER
                                                                      PRINCIPAL            PORTFOLIOS IN FUND      DIRECTORSHIPS
       NAME,                POSITION(S)                             OCCUPATION(S)           COMPLEX OVERSEEN          HELD BY
      ADDRESS                HELD WITH     LENGTH OF TIME              DURING                  BY TRUSTEE             TRUSTEE
   AND BIRTHDATE              FUND(S)          SERVED               PAST 5 YEARS               OR OFFICER           OR OFFICER
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)
 THOMAS F. MADISON            Trustee           11 Years           President/Chief                 87              Director -
2005 Market Street                                               Executive Officer -                              Banner Health
 Philadelphia, PA                                                MLM Partners, Inc.
       19103                                                  (Small Business Investing                            Director -
                                                                   and Consulting)                             CenterPoint Energy
 February 25, 1936                                            (January 1993 - Present)
                                                                                                               Director and Audit
                                                                                                               Committee Member -
                                                                                                               Digital River Inc.

                                                                                                               Director and Audit
                                                                                                               Committee Member -
                                                                                                                     Rimage
                                                                                                                   Corporation

                                                                                                               Director - Valmont
                                                                                                                Industries, Inc.
------------------------------------------------------------------------------------------------------------------------------------
 JANET L. YEOMANS             Trustee            6 Years      Vice President/Mergers &             87                 None
2005 Market Street                                          Acquisitions - 3M Corporation
 Philadelphia, PA                                             (January 2003 - Present)
       19103
                                                                Ms. Yeomans has held
   July 31, 1948                                           various management positions
                                                            at 3M Corporation since 1983.
------------------------------------------------------------------------------------------------------------------------------------
 J. RICHARD ZECHER            Trustee             Since              Founder -                     87          Director and Audit
2005 Market Street                           March 23, 2005      Investor Analytics                            Committee Member -
 Philadelphia, PA                                                 (Risk Management)                            Investor Analytics
       19103                                                    (May 1999 - Present)
                                                                                                               Director and Audit
   July 3, 1940                                                                                                Committee Member -
                                                                                                                  Oxigene, Inc.
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS
 MICHAEL P. BISHOF            Senior         Chief Financial   Mr. Bishof has served              87                 None(3)
2005 Market Street        Vice President      Officer since     in various executive
 Philadelphia, PA              and          February 17, 2005  capacities at different
       19103              Chief Financial                        times at Delaware
                              Officer                              Investments.
  August 18, 1962
------------------------------------------------------------------------------------------------------------------------------------
  DAVID F. CONNOR         Vice President, Vice President since  Mr. Connor has served as          87                 None(3)
2005 Market Street        Deputy General   September 21, 2000  Vice President and Deputy
 Philadelphia, PA     Counsel and Secretary  and Secretary       General Counsel of
       19103                                      since         Delaware Investments
                                            October 25, 2005         since 2000.
 December 2, 1963
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. O' CONNOR         Senior Vice   Senior Vice President, Mr. O'Connor has served           87                 None(3)
2005 Market Street          President,     General Counsel and   in various executive
 Philadelphia, PA         General Counsel  Chief Legal Officer  and legal capacities at
       19103                and Chief             since           different times at
                           Legal Officer    October 25, 2005     Delaware Investments.
 February 21, 1966
------------------------------------------------------------------------------------------------------------------------------------
 JOHN J. O'CONNOR      Senior Vice President    Treasurer       Mr. O'Connor has served in        87                 None(3)
2005 Market Street         and Treasurer          since        various executive capacities
 Philadelphia, PA                           February 17, 2005     at different times at
       19103                                                       Delaware Investments.

   June 16, 1957
------------------------------------------------------------------------------------------------------------------------------------

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund's(s') investment advisor, principal underwriter and its transfer agent.

(2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Fund's(s') manager and distributor.

(3) Mr. Bishof, Mr. Connor, Mr. David P. O'Connor and Mr. John J. O'Connor also serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

ABOUT
     THE ORGANIZATION

This annual report is for the information of Delaware Large Cap Value Fund, but may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Large Cap Value Fund and the Delaware Investments(R) Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

BOARD OF TRUSTEES                            AFFILIATED OFFICERS                          CONTACT INFORMATION

JUDE T. DRISCOLL                             MICHAEL P. BISHOF                            INVESTMENT MANAGER
Chairman                                     Senior Vice President and                    Delaware Management Company,
Delaware Investments(R) Family of Funds      Chief Financial Officer                      a Series of Delaware Management
Philadelphia, PA                             Delaware Investments(R) Family of Funds        Business Trust
                                             Philadelphia, PA                             Philadelphia, PA
THOMAS L. BENNETT
Private Investor                             DAVID F. CONNOR                              NATIONAL DISTRIBUTOR
Rosemont, PA                                 Vice President, Deputy General Counsel       Delaware Distributors, L.P.
                                             and Secretary                                Philadelphia, PA
JOHN A. FRY                                  Delaware Investments(R) Family of Funds
President                                    Philadelphia, PA                             SHAREHOLDER SERVICING, DIVIDEND
Franklin & Marshall College                                                                DISBURSING AND TRANSFER AGENT
Lancaster, PA                                DAVID P. O'CONNOR                            Delaware Service Company, Inc.
                                             Senior Vice President, General Counsel       2005 Market Street
ANTHONY D. KNERR                             and Chief Legal Officer                      Philadelphia, PA 19103-7094
Managing Director                            Delaware Investments(R) Family of Funds
Anthony Knerr & Associates                   Philadelphia, PA                             FOR SHAREHOLDERS
New York, NY                                                                              800 523-1918
                                             JOHN J. O'CONNOR
LUCINDA S. LANDRETH                          Senior Vice President and Treasurer          FOR SECURITIES DEALERS AND FINANCIAL
Former Chief Investment Officer              Delaware Investments(R) Family of Funds        INSTITUTIONS REPRESENTATIVES ONLY
Assurant, Inc.                               Philadelphia, PA                             800 362-7500
Philadelphia, PA
                                                                                          WEB SITE
ANN R. LEVEN                                                                              www.delawareinvestments.com
Former Treasurer/Chief Fiscal Officer
National Gallery of Art                                                                   Delaware Investments is the marketing
Washington, DC                                                                            name for Delaware Management Holdings,
                                                                                          Inc. and its subsidiaries.
THOMAS F. MADISON
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

JANET L. YEOMANS
Vice President/Mergers & Acquisitions
3M Corporation
St. Paul, MN

J. RICHARD ZECHER
Founder
Investor Analytics
Scottsdale, AZ

--------------------------------------------------------------------------------
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 523-1918; (ii) on the Fund's Web site at http://www.delawareinvestments.com; and (iii) on the Commission's Web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund's Web site at http://www.delawareinvestments.com; and (ii) on the Commission's Web site at http://www.sec.gov.

Delaware Investments(R)
-----------------------------------
A member of Lincoln Financial Group


CONTACT INFORMATION

WEB SITE
www.delawareinvestments.com

E-MAIL
service@delinvest.com

SHAREHOLDER SERVICE CENTER
800 523-1918

Call the Shareholder Service Center Monday to Friday, 8 a.m. to 7 p.m. Eastern
Time:

[_] For fund information, literature, price, yield and performance figures.

[_] For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions and telephone exchanges.

DELAPHONE SERVICE
800 362-FUND (800 362-3863)

[_] For convenient access to account information or current performance information on all Delaware Investments(R) Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.



(9971)                                                       Printed in the USA
AR-001 [11/05] IVES 1/06                                   ANN-0512 LCV PO10664

Delaware Investments(R)
-----------------------------------
A member of Lincoln Financial Group













VALUE-EQUITY












ANNUAL REPORT  NOVEMBER 30, 2005
--------------------------------------------------------------------------------
               DELAWARE VALUE FUND



















[LOGO] POWERED BY RESEARCH(R)

TABLE
       OF CONTENTS

---------------------------------------------------------------
PORTFOLIO MANAGEMENT REVIEW                                  1
---------------------------------------------------------------
PERFORMANCE SUMMARY                                          4
---------------------------------------------------------------
DISCLOSURE OF FUND EXPENSES                                  6
---------------------------------------------------------------
SECTOR ALLOCATION                                            7
---------------------------------------------------------------
FINANCIAL STATEMENTS:

    Statement of Net Assets                                  8

    Statement of Operations                                  9

    Statements of Changes in Net Assets                     10

    Financial Highlights                                    11

    Notes to Financial Statements                           15
---------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM                                   18
---------------------------------------------------------------
BOARD OF TRUSTEES/DIRECTORS AND OFFICERS                    19
---------------------------------------------------------------
ABOUT THE ORGANIZATION                                      21
---------------------------------------------------------------


    Funds are not FDIC insured and are not guaranteed.It is possible to lose the principal amount invested.

    Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) 2006 Delaware Distributors, L.P.

PORTFOLIO                                                    DELAWARE VALUE FUND
     MANAGEMENT REVIEW                                       December 13, 2005

FUND MANAGERS
Ty Nutt, Jr.
Senior Portfolio Manager

Jordan L. Irving
Senior Portfolio Manager

Anthony A. Lombardi
Senior Portfolio Manager

Robert A. Vogel, Jr.
Senior Portfolio Manager

Q: CAN YOU PLEASE DISCUSS THE FUND'S PERFORMANCE IN LIGHT OF THE INVESTMENT ENVIRONMENT DURING THE PERIOD?
A: Class A shares of Delaware Value Fund returned 10.11% at net asset value and 3.74% at the maximum offer price (both figures represent all distributions reinvested) for the 12-month period ended November 30, 2005. For complete, annualized performance for Delaware Value Fund, please see the table on page 4. The Fund outperformed its benchmark, the Russell 1000 Value Index, which gained 9.98% for the same period. Economic expansion in the U.S. this year was slowed at times by a number of headwinds, including a run-up in energy and commodity prices, geopolitical concerns, and a steady increase in short-term interest rates. While hurricane damage to Gulf Coast oil refineries fueled concerns about inflation, the long-term effects appear to be minimal. The economy's sustainability can be attributed to relatively solid corporate earnings, strong employment figures and a still-attractive housing market. U.S. equity markets posted positive returns, with value stocks outpacing growth stocks and mid-cap stocks leading large caps.

Q: CAN YOU DESCRIBE THE FUND'S STRATEGY AND ITS IMPACT ON PERFORMANCE?
A: Our strategy continues to emphasize large, financially strong companies that we believe to be undervalued in the market. Our fundamental, research-driven approach is one that seeks to identify securities with below-market valuations, strong sales, favorable earnings prospects, and the potential for above-average dividend growth. The Fund's positive performance compared to its benchmark can be attributed primarily to favorable security selection. While financial and regional bank stocks generally suffered from rising interest rates, the Fund's positions in this sector -- in which the Fund had a weighting less than the benchmark's -- did better. The Fund's relative returns were also boosted by strong stock selection in the industrial sector. Unfavorable sector decisions had the largest negative impact on fund performance. A heavier allocation than the benchmark to health care resulted in lackluster returns, as large pharmaceutical companies continued to struggle amid growing litigation risk and patent expirations. Some of those situations are described below.

Our position in energy stocks dampened returns. Energy stocks, which were among the market's strongest performers during the year, benefited from the skyrocketing price of crude oil and rebuilding on the hurricane-ravaged Gulf Coast. We have generally been cautious with regard to the sector, and have focused on larger, integrated companies whose stocks this year lagged behind the robust gains made by energy service providers. Our strategy includes continual monitoring of this currently volatile sector.

Concerns about the sustainability of the current bull market, which began in the autumn of 2002, prompted us to position the portfolio more defensively late in the period, due to concerns over rising interest rates. As a result, we emphasized companies with more predictable earnings and less sensitivity to a potential economic slowdown.

Q: CAN YOU DISCUSS SOME HOLDINGS THAT INFLUENCED PERFORMANCE FOR THE FUND?
A: In financial services, Aon, the world's second largest insurance broker, delivered strong performance this year. Careful analysis led us to believe that the stock was undervalued following a high-profile investigation by New York Attorney General Eliot Spitzer. Under the direction of a new CEO and a long-term restructuring plan, the company exhibited renewed strength and appears poised to benefit from rising volumes and improved pricing in the wake of Hurricanes Katrina and Rita. Hewlett-Packard, our strongest holding in the information technology sector, was the beneficiary of a successful corporate restructuring, including new management. The company offers a broad-based business and has benefited in particular, from its imaging business. Overall, we remain confident about HP's long-term prospects. The firm's improved efficiency and earnings were reflected in attractive valuations at the close of the period.

The Fund also benefited from strong stock selection in the industrial sector. A noteworthy contributor in this group was Boeing, which has undergone a series of restructuring steps and a new CEO, resulting in improved efficiency and productivity. Commercial aerospace companies, such as Boeing, have benefited from pent-up demand for new aircraft. The firm's strong performance in its commercial aircraft division has been boosted by orders for Boeing's new 787 Dreamliner and increased demand for air travel throughout Asia.

Q: WHICH SECURITIES FAILED TO MEET PERFORMANCE EXPECTATIONS?
A: The health care sector proved disappointing, and our holdings in Abbott Laboratories and Pfizer in particular were poor performers for the fiscal year. The industry continues to endure well-publicized reports of product recalls. These included Pfizer's Bextra, an arthritis medicine, and Abbott's Meridia, an anti-obesity drug, both of which put negative pressure on the respective stocks. Growing concern about the number of drugs coming off patent and the threat of generic competition was compounded by an unfavorable outlook for new product development. However, we believe that both Abbott Labs and Pfizer have suffered unfairly and remain strong companies. As investors, we believe their long-term value rests on strong franchises, healthy balance sheets, improving cash flows, and attractive dividend generation.

                       This page intentionally left blank.

PERFORMANCE SUMMARY
     DELAWARE VALUE FUND

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate, so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/ performance. You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Delaware Value Fund prospectus contains this and other important information about the Fund. Please request a prospectus by calling 800 523-1918. Read it carefully before you invest or send money.

FUND PERFORMANCE
Average Annual Total Returns
Through November 30, 2005                Lifetime      Five Years      One Year
--------------------------------------------------------------------------------
Class A (Est. 9/15/98)
Excluding Sales Charge                    +7.01%         +4.66%        +10.11%
Including Sales Charge                    +6.13%         +3.43%         +3.74%
--------------------------------------------------------------------------------
Class B (Est. 5/1/02)
Excluding Sales Charge                    +5.69%                        +9.35%
Including Sales Charge                    +5.14%                        +5.35%
--------------------------------------------------------------------------------
Class C (Est. 5/1/02)
Excluding Sales Charge                    +5.61%                        +9.25%
Including Sales Charge                    +5.61%                        +8.25%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed.

The Fund offers Class A, B, C, R, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.30%. The Distributor has contracted to limit this amount to 0.25% through March 31, 2006.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.60%. Effective August 1, 2005, the Distributor has contracted to limit the amount to 0.50% through March 31, 2006.

The average annual total returns for the lifetime, five-year, and one-year periods ended November 30, 2005 for Delaware Value Fund's Institutional Class shares were +7.14%, +4.84%, and +10.37%, respectively. Institutional Class shares were first made available on September 15, 1998 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

An expense limitation was in effect for all classes of Delaware Value Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect. The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Nasdaq Institutional Class symbol:  DDVIX

FUND BASICS
As of November 30, 2005

--------------------------------------------------------------------------------
FUND OBJECTIVE
The Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
TOTAL FUND NET ASSETS
$277 million

--------------------------------------------------------------------------------
NUMBER OF HOLDINGS
33

--------------------------------------------------------------------------------
FUND START DATE
September 15, 1998

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
YOUR FUND MANAGERS
Ty Nutt, Jr. graduated from Dartmouth College with a BA degree. Before joining Delaware Investments in 2004, he managed large-cap value portfolios for both institutions and private clients at Van Deventer & Hoch (V&H), after which he moved to Merrill Lynch Investment Managers in 1994 and served as leader of the U.S. Active Large Cap Value Team, managing mutual funds and separate accounts for institutions and private clients.

Jordan L. Irving graduated from Yale University with a BA in American studies and earned a Special Diploma in social studies at Oxford University the following year. Before joining Delaware Investments in 2004, he served as a portfolio manager at Merrill Lynch Investment Managers (MLIM).

Anthony A. Lombardi graduated from Hofstra University with a BBA and an MBA in finance. Before joining Delaware Investments in 2004, he served as a portfolio manager with the U.S. Active Large Cap Value Team of Merrill Lynch Investment Managers (MLIM). Mr. Lombardi is a CFA charterholder.

Robert A. Vogel, Jr. graduated from Loyola College in Maryland, earning both his BBA and MS in finance. He earned his MBA with a concentration in finance at the Wharton School of Business at the University of Pennsylvania. Before joining Delaware Investments in 2004, he served as a portfolio manager with the U.S. Large Cap Value team at Merrill Lynch Investment Managers (MLIM).

--------------------------------------------------------------------------------
NASDAQ SYMBOLS
Class A  DDVAX
Class B  DDVBX
Class C  DDVCX
--------------------------------------------------------------------------------

PERFORMANCE OF A $10,000 INVESTMENT
September 15, 1998 (Fund's inception) through November 30, 2005

                 Delaware Value Fund
                    Class A Shares         Russell 1000 Value Index
Sep-98                   9303.42                     10000
Nov-98                  10578.6                      11467
Nov-99                  11959.1                      14408.3
Nov-00                  12236.6                      15284.3
Nov-01                  11978.4                      11480
Nov-02                  10555.4                      9746.56
Nov-03                  12177.7                      11772.9
Nov-04                  13954.4                      12880.7
Nov-05                  15365.2                      14003.9


Chart assumes $10,000 invested on September 15, 1998 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to different charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. The performance graph does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares. An expense limitation was in effect for the period shown. Past performance is not a guarantee of future results. Performance would have been lower had the expense limitation not been in effect.

DISCLOSURE                      For the Period June 1, 2005 to November 30, 2005
     OF FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs:
(1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period June 1, 2005 to November 30, 2005.

ACTUAL EXPENSES
The first section of the table shown, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund's actual expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

DELAWARE VALUE FUND
EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000


                                                                    Expenses
                        Beginning         Ending                  Paid During
                         Account          Account    Annualized      Period
                         Value             Value       Expense     6/1/05 to
                         6/1/05          11/30/05       Ratio      11/30/05
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A                $1,000.00        $1,045.00       1.00%         $5.13
Class B                 1,000.00         1,041.50       1.75%          8.96
Class C                 1,000.00         1,040.60       1.75%          8.96
Class R(1)              1,000.00         1,008.90       1.25%          6.30
Institutional Class     1,000.00         1,045.90       0.75%          3.85
--------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (5% return before expenses)
Class A                $1,000.00        $1,020.05       1.00%         $5.06
Class B                 1,000.00         1,016.29       1.75%          8.85
Class C                 1,000.00         1,016.29       1.75%          8.85
Class R(1)              1,000.00         1,018.80       1.25%          6.33
Institutional Class     1,000.00         1,021.31       0.75%          3.80
--------------------------------------------------------------------------------

"Expenses Paid During Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

(1) Commencement of operations was August 31, 2005. For purposes of this analysis, Class R share's annualized expense ratio was applied to the period of June 1, 2005 to November 30, 2005. However, the ending account value for "Actual Fund Return" uses the performance since inception and is not annualized.

SECTOR ALLOCATION                                        As of November 30, 2005
     DELAWARE VALUE FUND

Sector designations may be different than the sector designations presented in other Fund materials.


                                                    PERCENTAGE
SECTOR                                             OF NET ASSETS
----------------------------------------------------------------
COMMON STOCK                                           94.39%
----------------------------------------------------------------
Consumer Discretionary                                  5.85%

Consumer Staples                                       10.22%

Energy                                                  8.77%

Financials                                             23.29%

Health Care                                            17.38%

Industrials                                             8.80%

Information Technology                                  8.87%

Materials                                               2.93%

Telecommunications                                      5.92%

Utilities                                               2.36%
----------------------------------------------------------------
REPURCHASE AGREEMENTS                                  17.74%
----------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES                      112.13%
----------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS       (12.13%)
----------------------------------------------------------------
TOTAL NET ASSETS                                      100.00%
----------------------------------------------------------------

STATEMENT                                                    DELAWARE VALUE FUND
     OF NET ASSETS                                           November 30, 2005

                                                         Number of     Market
                                                          Shares        Value

 COMMON STOCK - 94.39%
 Consumer Discretionary - 5.85%
   Limited Brands                                         363,800 $  8,094,550
   Mattel                                                 487,000    8,108,550
                                                                  ------------
                                                                    16,203,100
                                                                  ------------
 Consumer Staples - 10.22%
   Archer-Daniels-Midland                                 164,000    3,865,480
   ConAgra Foods                                          375,300    8,068,950
   Kimberly-Clark                                         139,400    8,221,812
   Safeway                                                350,900    8,158,425
                                                                  ------------
                                                                    28,314,667
                                                                  ------------
 Energy - 8.77%
   Chevron                                                143,100    8,201,061
   ConocoPhillips                                         132,500    8,017,575
   Exxon Mobil                                            139,300    8,083,579
                                                                  ------------
                                                                    24,302,215
                                                                  ------------
 Financials - 23.29%
   Allstate                                               144,100    8,084,010
   Aon                                                    224,300    8,166,763
   Chubb                                                   83,900    8,124,876
   Hartford Financial Services                             93,000    8,125,410
   Huntington Bancshares                                  336,100    8,052,956
   Morgan Stanley                                         144,400    8,090,732
   Wachovia                                               149,700    7,993,980
   Washington Mutual                                      190,900    7,863,171
                                                                  ------------
                                                                    64,501,898
                                                                  ------------
 Health Care - 17.38%
   Abbott Laboratories                                    210,100    7,922,871
   Baxter International                                   209,300    8,139,677
   Bristol-Myers Squibb                                   370,100    7,990,459
   Merck                                                  276,800    8,137,920
   Pfizer                                                 379,000    8,034,800
   Wyeth                                                  190,600    7,921,336
                                                                  ------------
                                                                    48,147,063
                                                                  ------------
 Industrials - 8.80%
   Boeing                                                 119,200    8,128,248
   Union Pacific                                          106,600    8,159,164
   Waste Management                                       270,900    8,102,619
                                                                  ------------
                                                                    24,390,031
                                                                  ------------
 Information Technology - 8.87%
   Hewlett-Packard                                        273,100    8,102,877
   International Business Machines                         91,800    8,161,020
 + Xerox                                                  584,800    8,304,160
                                                                  ------------
                                                                    24,568,057
                                                                  ------------
 Materials - 2.93%
   duPont (E.I.) deNemours                                189,800    8,113,950
                                                                  ------------
                                                                     8,113,950
                                                                  ------------
 Telecommunications - 5.92%
   AT&T                                                   330,200    8,225,282
   Verizon Communications                                 255,800    8,180,484
                                                                  ------------
                                                                    16,405,766
                                                                  ------------
 Utilities - 2.36%
   Progress Energy                                        146,000    6,537,880
                                                                  ------------
                                                                     6,537,880
                                                                  ------------
 TOTAL COMMON STOCK (cost $247,475,997)                            261,484,627
                                                                  ------------

 REPURCHASE AGREEMENTS - 17.74%
   With BNP Paribas 3.92% 12/1/05
     (dated 11/30/05, to be repurchased
     at $33,009,594, collateralized by
     $33,843,000 U.S. Treasury Bills due
     1/19/06, market value $33,673,488)       $33,006,000  $   33,006,000
   With UBS Warburg 3.93% 12/1/05
     (dated 11/30/05, to be
     repurchased at $16,127,760,
     collateralized by $16,465,000 U.S.
     due 12/8/05, Treasury Bills
     market value $16,452,604)                 16,126,000      16,126,000
                                                           --------------
 TOTAL REPURCHASE AGREEMENTS
    (cost $49,132,000)                                         49,132,000
                                                           --------------

 TOTAL MARKET VALUE OF SECURITIES - 112.13%
    (cost $296,607,997)                                       310,616,627
 LIABILITIES NET OF RECEIVABLES AND
   OTHER ASSETS - (12.13%)                                    (33,602,820)(cent)
                                                           --------------
 NET ASSETS APPLICABLE TO 24,349,298 SHARES
   OUTSTANDING - 100.00%                                     $277,013,807
                                                           ==============
 Net Asset Value - Delaware Value Fund
   Class A ($104,139,573 / 9,156,548 Shares)                       $11.37
                                                                   ------
 Net Asset Value - Delaware Value Fund
   Class B ($6,515,764 / 577,254 Shares)                           $11.29
                                                                   ------
 Net Asset Value - Delaware Value Fund
   Class C ($19,596,502 / 1,735,112 Shares)                        $11.29
                                                                   ------
 Net Asset Value - Delaware Value Fund
   Class R ($11.35 / 1 Share)                                      $11.35
                                                                   ------
 Net Asset Value - Delaware Value Fund
   Institutional Class
   ($146,761,957 / 12,880,383 Shares)                              $11.39
                                                                   ------

 COMPONENTS OF NET ASSETS AT NOVEMBER 30, 2005:
 Shares of beneficial interest
   (unlimited authorization - no par)                        $258,632,807
 Undistributed net investment income                            3,011,696
 Accumulated net realized gain on investments                   1,360,674
 Net unrealized appreciation of investments                    14,008,630
                                                             ------------
 Total net assets                                            $277,013,807
                                                             ============

+      Non-income producing security for the year ended November 30, 2005.
(cent) Of this amount, $43,868,357 represents payable for securities purchased as of November 30, 2005.

 NET ASSET VALUE AND OFFERING PRICE PER SHARE -
   DELAWARE VALUE FUND
 Net asset value Class A (A)                              $11.37
 Sales charge (5.75% of offering price) (B)                 0.69
                                                          ------
 Offering Price                                           $12.06
                                                          ======

(A) Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B)  See the current prospectus for purchases of $50,000 or more.

See accompanying notes

STATEMENT                                           DELAWARE VALUE FUND
     OF OPERATIONS                                  Year Ended November 30, 2005

 INVESTMENT INCOME:
  Dividends                                                                                        $4,554,663
  Interest                                                                                            215,710      $ 4,770,373
                                                                                                   ----------      -----------

 EXPENSES:
  Management fees                                                                                   1,037,325
  Distribution expenses -- Class A                                                                     54,253
  Distribution expenses -- Class B                                                                     43,482
  Distribution expenses -- Class C                                                                     99,803
  Registration fees                                                                                    65,427
  Accounting and administration expenses                                                               57,462
  Dividend disbursing and transfer agent fees and expenses                                             48,888
  Legal and professional fees                                                                          32,180
  Reports and statements to shareholders                                                               26,558
  Insurance fees                                                                                       11,530
  Trustees' fees                                                                                        7,680
  Custodian fees                                                                                        4,848
  Taxes (other than taxes on income)                                                                      459
  Pricing fees                                                                                            225
  Other                                                                                                 6,542        1,496,662
                                                                                                   ----------
  Less expenses absorbed or waived                                                                                     (91,546)
  Less waiver of distribution expenses--Class A                                                                         (9,042)
  Less expense paid indirectly                                                                                            (440)
                                                                                                                   -----------
  Total operating expenses                                                                                           1,395,634
                                                                                                                   -----------
 NET INVESTMENT INCOME                                                                                               3,374,739
                                                                                                                   -----------

 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                                                                   1,841,960
  Net change in unrealized appreciation/depreciation of investments                                                  8,331,399
                                                                                                                   -----------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                                                                    10,173,359
                                                                                                                   -----------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                              $13,548,098
                                                                                                                   ===========

 See accompanying notes

STATEMENTS                                                   DELAWARE VALUE FUND
       OF CHANGES IN NET ASSETS

                                                                                                             Year Ended
                                                                                                   11/30/05             11/30/04
 INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income                                                                        $    3,374,739        $      917,026
  Net realized gain on investments                                                                  1,841,960             5,922,995
  Net change in unrealized appreciation/depreciation of investments                                 8,331,399             1,099,847
                                                                                               --------------        --------------
  Net increase in net assets resulting from operations                                             13,548,098             7,939,868
                                                                                               --------------        --------------

 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
    Class A                                                                                           (60,408)               (7,656)
    Class B                                                                                            (1,173)               (1,151)
    Class C                                                                                            (1,852)                 (360)
    Institutional Class                                                                            (1,154,816)             (520,206)


  Net realized gain on investments:
    Class A                                                                                          (246,384)                    -
    Class B                                                                                           (60,851)                    -
    Class C                                                                                           (96,014)                    -
    Institutional Class                                                                            (3,613,777)                    -
                                                                                               --------------        --------------
                                                                                                   (5,235,275)             (529,373)
                                                                                               --------------        --------------
 CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold:
    Class A                                                                                       101,212,046             7,159,439
    Class B                                                                                         5,274,458             1,228,442
    Class C                                                                                        16,892,749             2,262,305
    Class R                                                                                                11                     -
    Institutional Class                                                                            76,194,727            23,979,557

  Net asset value of shares issued upon reinvestment of dividends and distributions:
    Class A                                                                                           277,187                 7,395
    Class B                                                                                            58,141                 1,013
    Class C                                                                                            81,678                   360
    Institutional Class                                                                             4,766,157               520,206
                                                                                               --------------        --------------
                                                                                                  204,757,154            35,158,717
                                                                                               --------------        --------------
  Cost of shares repurchased:
    Class A                                                                                        (4,742,223)           (1,355,689)
    Class B                                                                                          (591,848)             (191,695)
    Class C                                                                                          (466,091)              (13,165)
    Institutional Class                                                                           (10,045,691)           (3,499,381)
                                                                                               --------------        --------------
                                                                                                  (15,845,853)           (5,059,930)
                                                                                               --------------        --------------
 Increase in net assets derived from capital share transactions                                   188,911,301            30,098,787
                                                                                               --------------        --------------
 NET INCREASE IN NET ASSETS                                                                       197,224,124            37,509,282

 NET ASSETS:
  Beginning of year                                                                                79,789,683            42,280,401
                                                                                               --------------        --------------
  End of year (including undistributed net investment income of $3,011,696
    and $855,206, respectively)                                                                $  277,013,807        $   79,789,683
                                                                                               ==============        ==============


See accompanying notes

FINANCIAL
       HIGHLIGHTS


Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Delaware Value Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Year Ended
                                                                           11/30/05   11/30/04    11/30/03    11/30/02    11/30/01
 NET ASSET VALUE, BEGINNING OF PERIOD                                      $10.760     $9.480      $8.300      $9.490     $10.150

 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
 Net investment income(1)                                                    0.220      0.134       0.110       0.113       0.116
 Net realized and unrealized gain (loss) on investments                      0.842      1.240       1.151      (1.231)     (0.309)
                                                                           -------    -------      ------      ------      ------
 Total from investment operations                                            1.062      1.374       1.261      (1.118)     (0.193)
                                                                           -------    -------      ------      ------      ------
 LESS DIVIDENDS AND DISTRIBUTIONS FROM:
 Net investment income                                                      (0.089)    (0.094)     (0.081)     (0.072)     (0.103)
 Net realized gain on investments                                           (0.363)        --          --          --      (0.364)
                                                                           -------    -------      ------      ------      ------
 Total dividends and distributions                                          (0.452)    (0.094)     (0.081)     (0.072)     (0.467)
                                                                           -------    -------      ------      ------      ------

 NET ASSET VALUE, END OF PERIOD                                            $11.370    $10.760      $9.480      $8.300      $9.490
                                                                           =======    =======      ======      ======      ======

 TOTAL RETURN(2)                                                            10.11%     14.59%      15.37%     (11.88%)     (2.11%)

 RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000 omitted)                                  $104,140     $6,846        $717         $42         $22
 Ratio of expenses to average net assets                                     1.01%      1.00%       1.00%       1.03%       0.75%
 Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                                    1.11%      1.17%       1.26%       1.60%       1.08%
 Ratio of net investment income to average net assets                        1.98%      1.32%       1.29%       1.27%       1.18%
 Ratio of net investment income to average net assets prior
  to expense limitation and expenses paid indirectly                         1.88%      1.15%       1.03%       0.70%       0.85%
 Portfolio turnover                                                            26%       128%        101%         61%        101%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager and distributor. Performance would have been lower had the expense limitation not been in effect.

 See accompanying notes

FINANCIAL
       HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Delaware Value Fund Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              5/1/02(1)
                                                                                      Year Ended                 to
                                                                           11/30/05   11/30/04    11/30/03    11/30/02
 NET ASSET VALUE, BEGINNING OF PERIOD                                      $10.680     $ 9.420     $8.310      $9.700

 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
 Net investment income(2)                                                   0.137       0.058      0.044        0.030
 Net realized and unrealized gain (loss) on investments                     0.843       1.229      1.147       (1.420)
                                                                           -------     -------     ------      ------
 Total from investment operations                                           0.980       1.287      1.191       (1.390)
                                                                           -------     -------     ------      ------

 LESS DIVIDENDS AND DISTRIBUTIONS FROM:
 Net investment income                                                      (0.007)     (0.027)    (0.081)         --
 Net realized gain on investments                                           (0.363)        --          --          --
                                                                           -------     -------     ------      ------
 Total dividends and distributions                                          (0.370)     (0.027)    (0.081)         --
                                                                           -------     -------     ------      ------

 NET ASSET VALUE, END OF PERIOD                                            $11.290     $10.680     $9.420      $8.310
                                                                           =======     =======     ======      ======

 TOTAL RETURN(3)                                                             9.35%      13.69%     14.50%     (14.33%)

 RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000 omitted)                                    $6,516      $1,518       $383         $13
 Ratio of expenses to average net assets                                     1.76%       1.75%      1.75%       1.93%
 Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                                    1.81%       1.87%      1.96%       2.62%
 Ratio of net investment income to average net assets                        1.23%       0.57%      0.54%       0.59%
 Ratio of net investment income (loss) to average net assets prior
  to expense limitation and expenses paid indirectly                         1.18%       0.45%      0.33%      (0.10%)
 Portfolio turnover                                                            26%        128%       101%         61%

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

FINANCIAL
       HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Delaware Value Fund Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  5/1/02(1)
                                                                                         Year Ended                  to
                                                                               11/30/05   11/30/04    11/30/03    11/30/02
 NET ASSET VALUE, BEGINNING OF PERIOD                                          $10.690   $  9.420      $8.280      $9.700

 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
 Net investment income(2)                                                        0.138      0.062       0.044       0.032
 Net realized and unrealized gain (loss) on investments                          0.832      1.235       1.155      (1.452)
                                                                               -------    -------      ------      ------
 Total from investment operations                                                0.970      1.297       1.199      (1.420)
                                                                               -------    -------      ------      ------

 LESS DIVIDENDS AND DISTRIBUTIONS FROM:
 Net investment income                                                          (0.007)    (0.027)     (0.059)         --
 Net realized gain on investments                                               (0.363)        --          --          --
                                                                               -------    -------      ------      ------
 Total dividends and distributions                                              (0.370)    (0.027)     (0.059)         --
                                                                               -------    -------      ------      ------

 NET ASSET VALUE, END OF PERIOD                                                $11.290    $10.690      $9.420      $8.280
                                                                               =======    =======      ======      ======

 TOTAL RETURN(3)                                                                 9.25%     13.80%      14.60%     (14.64%)

 RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000 omitted)                                       $19,597     $2,477        $133         $27
 Ratio of expenses to average net assets                                         1.76%      1.75%       1.75%       1.93%
 Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                                        1.81%      1.87%       1.96%       2.62%
 Ratio of net investment income to average net assets                            1.23%      0.57%       0.54%       0.59%
 Ratio of net investment income (loss) to average net assets prior
  to expense limitation and expenses paid indirectly                             1.18%      0.45%       0.33%      (0.10%)
 Portfolio turnover                                                                26%       128%        101%         61%

(1) Date of commencement of operations; ratios have been annulaized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

FINANCIAL
       HIGHLIGHTS (CONTINUED)


Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                 Delaware Value Fund Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Year Ended
                                                                           11/30/05   11/30/04    11/30/03    11/30/02    11/30/01

 NET ASSET VALUE, BEGINNING OF PERIOD                                      $ 10.780     $9.500      $8.310      $9.490     $10.150

 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
 Net investment income(1)                                                     0.243      0.160       0.132       0.126       0.116
 Net realized and unrealized gain (loss) on investments                       0.846      1.237       1.155      (1.234)     (0.309)
                                                                            -------    -------      ------      ------      ------
 Total from investment operations                                             1.089      1.397       1.287      (1.108)     (0.193)
                                                                            -------    -------      ------      ------      ------

 LESS DIVIDENDS AND DISTRIBUTIONS FROM:
 Net investment income                                                       (0.116)    (0.117)     (0.097)     (0.072)     (0.103)
 Net realized gain on investments                                            (0.363)        --          --          --      (0.364)
                                                                            -------    -------      ------      ------      ------
 Total dividends and distributions                                           (0.479)    (0.117)     (0.097)     (0.072)     (0.467)
                                                                            -------    -------      ------      ------      ------

 NET ASSET VALUE, END OF PERIOD                                             $11.390    $10.780      $9.500      $8.310      $9.490
                                                                            =======    =======      ======      ======      ======

 TOTAL RETURN(2)                                                             10.37%     14.83%      15.70%     (11.77%)     (2.11%)

 RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000 omitted)                                   $146,761    $68,949     $41,047     $23,276     $13,980
 Ratio of expenses to average net assets                                      0.76%      0.75%       0.75%       0.87%       0.75%
 Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                                     0.81%      0.87%       0.96%       1.30%       0.78%
 Ratio of net investment income to average net assets                         2.23%      1.57%       1.54%       1.43%       1.18%
 Ratio of net investment income to average net assets prior
  to expense limitation and expenses paid indirectly                          2.18%      1.45%       1.33%       1.00%       1.15%
 Portfolio turnover                                                             26%       128%        101%         61%        101%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect. As of November 30, 2005, Delaware Value Fund Class R had one share outstanding, representing the initial share purchase. Shareholder data for this class is not disclosed because management does not believe it to be meaningful.

See accompanying notes

NOTES                                                        DELAWARE VALUE FUND
     TO FINANCIAL STATEMENTS                                 November 30, 2005

Delaware Group Equity Funds II (the "Trust") is organized as a Delaware statutory trust and offers two series: Delaware Large Cap Value Fund and Delaware Value Fund. These financial statements and the related notes pertain to Delaware Value Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first twelve months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.


The investment objective of the Fund is to seek long-term capital appreciation.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation- Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments(R) Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and distributions from net realized gain from investments, if any, annually.

Subject to best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on securities in the accompanying financial statements and totaled $1,082 for the year ended November 30, 2005. The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under the above arrangement is included in custodian fees on the Statement of Operations with the corresponding expense offset shown as "expense paid indirectly."

2. INVESTMENT MANAGEMENT, ADMINISTRATION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

In accordance with the terms of it's investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, certain insurance costs and extraordinary expenses, do not exceed 0.75% of average daily net assets of the Fund through March 31, 2006.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. Effective May 19, 2005, the Fund pays DSC a monthly fee computed at the annual rate of 0.04% of the Fund's average daily net assets for accounting and administration services. Prior to May 19, 2005, the Fund paid DSC a monthly fee based on average net assets subject to certain minimums for accounting and administration services. The Fund pays DSC a monthly fee based on the average net assets for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares and 0.60% of the average daily net assets of the Class R shares. DDLP has contracted to waive distribution and service fees through March 31, 2006 in order to prevent distribution and service fees of Class A shares from exceeding 0.25% of average daily net assets. Institutional Class shares pay no distribution and service expenses. Effective August 1, 2005, DDLP has contracted to limit distribution and service fees through March 31, 2007 in order to prevent distribution and service fees of Class R shares to no more than 0.50% of average daily net assets.

NOTES                                                        DELAWARE VALUE FUND
     TO FINANCIAL STATEMENTS (CONTINUED)

2. INVESTMENT MANAGEMENT, ADMINISTRATION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)

At November 30, 2005, the Fund had liabilities payable to affiliates as follows:

  Investment management fee payable to DMC           $91,265
  Dividend disbursing, transfer agent, accounting,
    and administration fees and other expenses
    payable to DSC                                    24,570
  Other expenses payable to DMC and affiliates*       15,977
  Distribution fee payable to DDLP                    56,098

*DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees' fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal services expenses, including internal legal services provided to the Fund by DMC employees. For the year ended November 30, 2005, the Fund was charged $10,739 for internal legal services provided by DMC.

For the year ended November 30, 2005, DDLP earned $39,450 for commissions on sales of the Fund's Class A shares. For the year ended November 30, 2005, DDLP received gross contingent deferred sales charge commissions of $42, $4,661 and $647 on redemption of the Fund's Class A, Class B and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker-dealers on sales of those shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Fund.

3. INVESTMENTS
For the year ended November 30, 2005, the Fund made purchases of $214,230,661 and sales of $40,179,215 of investment securities other than short-term investments.

At November 30, 2005, the cost of investments for federal income purposes was $297,024,902. At November 30, 2005, the net unrealized appreciation was $13,591,725, of which $19,023,181 related to unrealized appreciation of investments and $5,431,456 related to unrealized depreciation of investments.

4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended November 30, 2005 and 2004 was as follows:

                                   11/30/05        11/30/04
                                  ----------       --------
  Ordinary income                 $1,218,249       $529,373
  Long-term capital gain           4,017,026             --
                                  ----------       --------
  Total                           $5,235,275       $529,373
                                  ==========       ========

As of November 30, 2005, the components of net assets on a tax basis were as follows:

  Shares of beneficial interest                 $258,632,807
  Undistributed ordinary income                    4,500,650
  Undistributed long-term capital gain               288,625
  Unrealized appreciation of investments          13,591,725
                                                ------------
  Net assets                                    $277,013,807
                                                ============

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of wash sales.

5. CAPITAL SHARES
Transactions in capital shares were as follows:

                                                      Year Ended
                                                11/30/05      11/30/04
                                              -----------    -----------
Shares sold:
  Class A                                       8,921,855        692,628
  Class B                                         482,954        120,113
  Class C                                       1,538,055        218,997
  Class R                                               1             --
  Institutional Class                           6,952,097      2,367,959

Shares issued upon reinvestment of and
  distributions:
  Class A                                          25,761            755
  Class B                                           5,409            103
  Class C                                           7,598             37
  Institutional Class                             443,363         53,137
                                              -----------    -----------
                                               18,377,093      3,453,729
                                              -----------    -----------

Shares repurchased:
  Class A                                        (427,192)      (132,921)
  Class B                                         (53,209)       (18,794)
  Class C                                         (42,318)          --
  Institutional Class                            (909,849)      (347,644)
                                              -----------    -----------
                                               (1,432,568)      (500,702)
                                              -----------    -----------
Net increase                                   16,944,524      2,953,027
                                              ===========    ===========

For the years ended November 30, 2005 and 2004, 6,517 Class B shares were converted to 6,489 Class A shares valued at $71,984 and 4,820 Class B shares were converted to 4,798 Class A shares valued at $48,374, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the Statements of Changes in the Net Assets.

6.  LINE OF CREDIT
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $225,000,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding at November 30, 2005, or at any time during the year.

7. CREDIT AND MARKET RISK
The Fund invests in real estate investment trusts (REITs) and is subject to some of the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct holdings during the year ended November 30, 2005. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest a portion of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable.

NOTES                                                        DELAWARE VALUE FUND
     TO FINANCIAL STATEMENTS (CONTINUED)

7. CREDIT AND MARKET RISK (CONTINUED)
The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid assets. No securities have been determined to be illiquid under the Fund's Liquidity Procedures.

8. CONTRACTUAL OBLIGATIONS
The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.

9. TAX INFORMATION (UNAUDITED)
The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended November 30, 2005, the Fund designates distributions paid during the year as follows:

     (A)                    (B)
  Long-Term              Ordinary
Capital Gains             Income               Total               (C)
Distributions         Distributions*       Distributions       Qualifying
 (Tax Basis)            (Tax Basis)         (Tax Basis)        Dividends(1)
-------------         --------------       -------------       ------------
      77%                   23%                 100%                98%


(A) and (B) are based on a percentage of the Fund's total distributions.
(C) is based on a percentage of the Fund's ordinary income distributions.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

* For the fiscal year ended November 30, 2005, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount of $1,218,249 to be taxed at maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2005 Form 1099-DIV.

REPORT
     OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Delaware Group Equity Funds II - Delaware Value Fund

We have audited the accompanying statement of net assets of the Delaware Value Fund (one of the series constituting Delaware Group Equity Funds II) (the "Fund") as of November 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware Value Fund of Delaware Group Equity Funds II at November 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP


Philadelphia, Pennsylvania
January 11, 2006

DELAWARE INVESTMENTS(R) FAMILY OF FUNDS
     BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM


A mutual fund is governed by a Board of Trustees/Directors ("Trustees"), which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees and Officers with certain background and related information.

                                                                                                NUMBER OF              OTHER
                                                                      PRINCIPAL            PORTFOLIOS IN FUND      DIRECTORSHIPS
       NAME,                POSITION(S)                             OCCUPATION(S)           COMPLEX OVERSEEN          HELD BY
      ADDRESS                HELD WITH     LENGTH OF TIME              DURING                  BY TRUSTEE             TRUSTEE
   AND BIRTHDATE              FUND(S)          SERVED               PAST 5 YEARS               OR OFFICER           OR OFFICER
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
 JUDE T. DRISCOLL(2)        Chairman,         5 Years -          Since August 2000,                87                 None
2005 Market Street          President,    Executive Officer  Mr. Driscoll has served in
 Philadelphia, PA        Chief Executive                    various executive capacities
       19103                Officer and       2 Years -         at different times at
                              Trustee          Trustee         Delaware Investments(1)
  March 10, 1963

------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
 THOMAS L. BENNETT            Trustee           Since            Private Investor -                87                 None
2005 Market Street                         March 23, 2005      (March 2004 - Present)
 Philadelphia, PA
       19103                                                    Investment Manager -
                                                                Morgan Stanley & Co.
  October 4, 1947                                            (January 1984 - March 2004)
------------------------------------------------------------------------------------------------------------------------------------

    JOHN A. FRY               Trustee          4 Years               President -                   87              Director -
2005 Market Street                                           Franklin & Marshall College                        Community Health
 Philadelphia, PA                                               (June 2002 - Present)                                Systems
       19103
                                                             Executive Vice President -
   May 28, 1960                                              University of Pennsylvania
                                                              (April 1995 - June 2002)
------------------------------------------------------------------------------------------------------------------------------------

 ANTHONY D. KNERR             Trustee         12 Years       Founder/Managing Director -           87                 None
2005 Market Street                                           Anthony Knerr & Associates
 Philadelphia, PA                                              (Strategic Consulting)
       19103                                                      (1990 - Present)

 December 7, 1938
------------------------------------------------------------------------------------------------------------------------------------
LUCINDA S. LANDRETH           Trustee           Since        Chief Investment Officer -            87                 None
2005 Market Street                         March 23, 2005          Assurant, Inc.
 Philadelphia, PA                                                    (Insurance)
       19103                                                        (2002 - 2004)

   June 24, 1947
------------------------------------------------------------------------------------------------------------------------------------
   ANN R. LEVEN               Trustee         16 Years    Treasurer/Chief Fiscal Officer -         87             Director and
2005 Market Street                                             National Gallery of Art                           Audit Committee
 Philadelphia, PA                                                   (1994 - 1999)                              Chairperson - Andy
       19103                                                                                                    Warhol Foundation

 November 1, 1940                                                                                              Director and Audit
                                                                                                               Committee Member -
                                                                                                                  Systemax Inc.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                NUMBER OF              OTHER
                                                                      PRINCIPAL            PORTFOLIOS IN FUND      DIRECTORSHIPS
       NAME,                POSITION(S)                             OCCUPATION(S)           COMPLEX OVERSEEN          HELD BY
      ADDRESS                HELD WITH     LENGTH OF TIME              DURING                  BY TRUSTEE             TRUSTEE
   AND BIRTHDATE              FUND(S)          SERVED               PAST 5 YEARS               OR OFFICER           OR OFFICER
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)
 THOMAS F. MADISON            Trustee           11 Years           President/Chief                 87              Director -
2005 Market Street                                               Executive Officer -                              Banner Health
 Philadelphia, PA                                                MLM Partners, Inc.
       19103                                                  (Small Business Investing                            Director -
                                                                   and Consulting)                             CenterPoint Energy
 February 25, 1936                                            (January 1993 - Present)
                                                                                                               Director and Audit
                                                                                                               Committee Member -
                                                                                                               Digital River Inc.

                                                                                                               Director and Audit
                                                                                                               Committee Member -
                                                                                                                     Rimage
                                                                                                                   Corporation

                                                                                                               Director - Valmont
                                                                                                                Industries, Inc.
------------------------------------------------------------------------------------------------------------------------------------
 JANET L. YEOMANS             Trustee            6 Years      Vice President/Mergers &             87                 None
2005 Market Street                                          Acquisitions - 3M Corporation
 Philadelphia, PA                                             (January 2003 - Present)
       19103
                                                                Ms. Yeomans has held
   July 31, 1948                                           various management positions
                                                            at 3M Corporation since 1983.
------------------------------------------------------------------------------------------------------------------------------------
 J. RICHARD ZECHER            Trustee             Since              Founder -                     87          Director and Audit
2005 Market Street                           March 23, 2005      Investor Analytics                            Committee Member -
 Philadelphia, PA                                                 (Risk Management)                            Investor Analytics
       19103                                                    (May 1999 - Present)
                                                                                                               Director and Audit
   July 3, 1940                                                                                                Committee Member -
                                                                                                                  Oxigene, Inc.
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS
 MICHAEL P. BISHOF            Senior         Chief Financial   Mr. Bishof has served              87                 None(3)
2005 Market Street        Vice President      Officer since     in various executive
 Philadelphia, PA              and          February 17, 2005  capacities at different
       19103              Chief Financial                        times at Delaware
                              Officer                              Investments.
  August 18, 1962
------------------------------------------------------------------------------------------------------------------------------------
  DAVID F. CONNOR         Vice President, Vice President since  Mr. Connor has served as          87                 None(3)
2005 Market Street        Deputy General   September 21, 2000  Vice President and Deputy
 Philadelphia, PA     Counsel and Secretary  and Secretary       General Counsel of
       19103                                      since         Delaware Investments
                                            October 25, 2005         since 2000.
 December 2, 1963
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. O'CONNOR          Senior Vice   Senior Vice President, Mr. O'Connor has served           87                 None(3)
2005 Market Street          President,     General Counsel and   in various executive
 Philadelphia, PA         General Counsel  Chief Legal Officer  and legal capacities at
       19103                and Chief             since           different times at
                           Legal Officer    October 25, 2005     Delaware Investments.
 February 21, 1966
------------------------------------------------------------------------------------------------------------------------------------
 JOHN J. O'CONNOR      Senior Vice President    Treasurer       Mr. O'Connor has served in        87                 None(3)
2005 Market Street         and Treasurer          since        various executive capacities
 Philadelphia, PA                           February 17, 2005     at different times at
       19103                                                       Delaware Investments.

   June 16, 1957
------------------------------------------------------------------------------------------------------------------------------------

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund's(s') investment advisor, principal underwriter and its transfer agent.

(2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Fund's(s') manager and distributor.

(3) Mr. Bishof, Mr. Connor, Mr. David P. O'Connor and Mr. John J. O'Connor also serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

ABOUT
     THE ORGANIZATION

This annual report is for the information of Delaware Value Fund, but may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Value Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

BOARD OF TRUSTEES                              AFFILIATED OFFICERS                          CONTACT INFORMATION

JUDE T. DRISCOLL                               MICHAEL P. BISHOF                            INVESTMENT MANAGER
Chairman                                       Senior Vice President and                    Delaware Management Company,
Delaware Investments(R) Family of Funds        Chief Financial Officer                      a Series of Delaware Management
Philadelphia, PA                               Delaware Investments Family of Funds           Business Trust
                                               Philadelphia, PA                             Philadelphia, PA
THOMAS L. BENNETT
Private Investor                               DAVID F. CONNOR                              NATIONAL DISTRIBUTOR
Rosemont, PA                                   Vice President, Deputy General Counsel       Delaware Distributors, L.P.
                                               and Secretary                                Philadelphia, PA
JOHN A. FRY                                    Delaware Investments Family of Funds
President                                      Philadelphia, PA                             SHAREHOLDER SERVICING, DIVIDEND
Franklin & Marshall College                                                                 DISBURSING AND TRANSFER AGENT
Lancaster, PA                                  DAVID P. O'CONNOR                            Delaware Service Company, Inc.
                                               Senior Vice President, General Counsel       2005 Market Street
ANTHONY D. KNERR                               and Chief Legal Officer                      Philadelphia, PA 19103-7094
Managing Director                              Delaware Investments Family of Funds
Anthony Knerr & Associates                     Philadelphia, PA                             FOR SHAREHOLDERS
New York, NY                                                                                800 523-1918
                                               JOHN J. O'CONNOR
LUCINDA S. LANDRETH                            Senior Vice President and Treasurer          FOR SECURITIES DEALERS AND FINANCIAL
Former Chief Investment Officer                Delaware Investments Family of Funds         INSTITUTIONS REPRESENTATIVES ONLY
Assurant, Inc.                                 Philadelphia, PA                             800 362-7500
Philadelphia, PA
                                                                                            WEB SITE
ANN R. LEVEN                                                                                www.delawareinvestments.com
Former Treasurer/Chief Fiscal Officer
National Gallery of Art                                                                     Delaware Investments is the marketing
Washington, DC                                                                              name for Delaware Management Holdings,
                                                                                            Inc. and its subsidiaries.
THOMAS F. MADISON
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

JANET L. YEOMANS
Vice President/Mergers & Acquisitions
3M Corporation
St. Paul, MN

J. RICHARD ZECHER
Founder
Investor Analytics
Scottsdale, AZ

--------------------------------------------------------------------------------
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 523-1918; (ii) on the Fund's Web site at http://www.delawareinvestments.com; and (iii) on the Commission's Web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund's Web site at http://www.delawareinvestments.com; and (ii) on the Commission's Web site at http://www.sec.gov.

Delaware Investments(R)
-----------------------------------
A member of Lincoln Financial Group


CONTACT INFORMATION

WEB SITE
www.delawareinvestments.com

E-MAIL
service@delinvest.com

SHAREHOLDER SERVICE CENTER
800 523-1918

Call the Shareholder Service Center Monday to Friday, 8 a.m. to 7 p.m. Eastern
Time:

[_]  For fund information, literature, price, yield and performance figures.

[_] For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions and telephone exchanges.

DELAPHONE SERVICE
800 362-FUND (800 362-3863)

[_] For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.





                                                              Printed in the USA
(9978)                                                            ANN-0512 VALUE
AR-456 [11/05] IVES 1/06                                       MF0512093 PO10677

Item 2.  Code of Ethics

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant's Code of Business Ethics has been posted on Delaware Investments' internet website at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.

Item 3.  Audit Committee Financial Expert

         The registrant's Board of Trustees/Directors has determined that each member of the registrant's Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an "audit committee financial expert" is a person who has the following attributes:

         a. An understanding of generally accepted accounting principles and financial statements;

         b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

         c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities;

         d. An understanding of internal controls and procedures for financial reporting; and

         e. An understanding of audit committee functions.

An "audit committee financial expert" shall have acquired such attributes through:

         a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

         b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

         c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

         d. Other relevant experience.

         The registrant's Board of Trustees/Directors has also determined that each member of the registrant's Audit Committee is independent. In order to be "independent" for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an "interested person" of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

         The names of the audit committee financial experts on the registrant's Audit Committee are set forth below:

         Thomas L. Bennett (1)
         Thomas F. Madison
         Janet L. Yeomans (1)
         J. Richard Zecher

Item 4. Principal Accountant Fees and Services

         (a) Audit fees.

         The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $79,000 for the fiscal year ended November 30, 2005.



-----------------------
(1) The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on "other relevant experience." The Board of Trustees/Directors has determined that Mr. Bennett qualifies as an audit committee financial expert by virtue of his education, Chartered Financial Analyst designation, and his experience as a credit analyst, portfolio manager and the manager of other credit analysts and portfolio managers. The Board of Trustees/Directors has determined that Ms. Yeomans qualifies as an audit committee financial expert by virtue of her education and experience as the Treasurer of a large global corporation.

         The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $68,200 for the fiscal year ended November 30, 2004.

         (b) Audit-related fees.

         The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the registrant's financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2005.

The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the financial statements of the registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $159,700 for the registrant's fiscal year ended November 30, 2005. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: Issuance of reports concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act; issuance of agreed upon procedures reports to the registrant's Board in connection with the annual transfer agent and fund accounting service agent contract renewals and the pass-through of internal legal cost relating to the operations of the registrant; and preparation of Report on Controls Placed in Operation and Tests of Operating Effectiveness Relating to the Retirement Plan Services Division ("SAS 70 report").

         The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the registrant's financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2004.

The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the financial statements of the registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $164,700 for the registrant's fiscal year ended November 30, 2004. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of reports concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act; issuance of agreed upon procedures reports to the registrant's Board in connection with the annual transfer agent and fund accounting service agent contract renewals and the pass-through of internal legal cost relating to the operations of the registrant; and preparation of Report on Controls Placed in Operation and Tests of Operating Effectiveness Relating to the Retirement Plan Services Division ("SAS 70 report").

         (c) Tax fees.

         The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant were $17,200 for the fiscal year ended November 30, 2005. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: Review of income tax returns and review of annual excise distribution calculations.


         The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended November 30, 2005.

         The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant were $7,500 for the fiscal year ended November 30, 2004. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: Review of income tax returns and review of annual excise distribution calculations.

         The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended November 30, 2004.

         (d) All other fees.

         The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and
(c) of this Item were $0 for the fiscal year ended November 30, 2005.

         The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant's independent auditors to the registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended November 30, 2005.

         The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and
(c) of this Item were $0 for the fiscal year ended November 30, 2004.

         The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant's independent auditors to the registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended November 30, 2004.

         (e) The registrant's Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the "Pre-Approval Policy") with respect to services provided by the registrant's independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.


---------------------------------------------------------------------------------------------------------------------
SERVICE                                                                                      RANGE OF FEES
---------------------------------------------------------------------------------------------------------------------
AUDIT SERVICES
---------------------------------------------------------------------------------------------------------------------
Statutory audits or financial audits for new Funds                                 up to $25,000 per Fund
---------------------------------------------------------------------------------------------------------------------
Services associated with SEC registration statements (e.g., Form N-1A, Form
N-14, etc.), periodic reports and other documents filed with the SEC or other
documents issued in connection with securities offerings (e.g., comfort letters    up to $10,000 per Fund
for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters
---------------------------------------------------------------------------------------------------------------------
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or
proposed rules, standards or interpretations by the SEC, FASB, or other            up to $25,000 in the aggregate
regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered "audit-related services" rather than "audit services")
---------------------------------------------------------------------------------------------------------------------
AUDIT-RELATED SERVICES
---------------------------------------------------------------------------------------------------------------------
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or
proposed rules, standards or interpretations by the SEC, FASB, or other            up to $25,000 in the aggregate
regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered "audit services" rather than "audit-related services")
---------------------------------------------------------------------------------------------------------------------
TAX SERVICES
---------------------------------------------------------------------------------------------------------------------
U.S. federal, state and local and international tax planning and advice (e.g.,
consulting on statutory, regulatory or administrative developments, evaluation     up to $25,000 in the aggregate
of Funds' tax compliance function, etc.)
---------------------------------------------------------------------------------------------------------------------
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, up to $5,000 per Fund etc.)
---------------------------------------------------------------------------------------------------------------------
Review of federal, state, local and international income, franchise and other      up to $5,000 per Fund
tax returns
---------------------------------------------------------------------------------------------------------------------

         Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant's investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the "Control Affiliates") up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

---------------------------------------------------------------------------------------------------------------------
SERVICE                                                                                      RANGE OF FEES
---------------------------------------------------------------------------------------------------------------------
NON-AUDIT SERVICES
---------------------------------------------------------------------------------------------------------------------
Services associated with periodic reports and other documents filed with the SEC     up to $10,000 in the aggregate
and assistance in responding to SEC comment letters
---------------------------------------------------------------------------------------------------------------------

         The Pre-Approval Policy requires the registrant's independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

         (f) Not applicable.

         (g) The aggregate non-audit fees billed by the registrant's independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $348,260 and $359,959 for the registrant's fiscal years ended November 30, 2005 and November 30, 2004, respectively.

         (h) In connection with its selection of the independent auditors, the registrant's Audit Committee has considered the independent auditors' provision of non-audit services to the registrant's investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors' provision of these services is compatible with maintaining the auditors' independence.

Item 5. Audit Committee of Listed Registrants

         Not applicable.

Item 6.  Schedule of Investments

         Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

         Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

         Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

         Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

         Not applicable.

Item 11. Controls and Procedures

         The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

         There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant's fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.   Exhibits

(a)  (1) Code of Ethics

         Not applicable.

     (2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

     (3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

         Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.


NAME OF REGISTRANT:  Delaware Group Equity II Funds


JUDE T. DRISCOLL
----------------------------------
By:      Jude T. Driscoll
         ------------------
Title:   Chief Executive Officer
Date:    1/31/06

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


JUDE T. DRISCOLL
----------------------------------
By:      Jude T. Driscoll
         ------------------
Title:   Chief Executive Officer
Date:    1/31/06


MICHAEL P. BISHOF
----------------------------------
By:      Michael P. Bishof
         ------------------
Title:   Chief Financial Officer
Date:    1/31/06